united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suiet 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund
Class A Shares: DPFAX
Class C Shares: DPFCX
Class I Shares: DPFNX

Annual Report
September 30, 2020

www.deerparkfund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.deerparkfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

September 30, 2020

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open-end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop. The Fund targets a distribution yield of 3-6% and a mid-to-high single-digit total return with little correlation to both investment grade and high yield bonds, though actual distributions and performance will vary and the Fund may have periods of negative performance (please see important disclosures below regarding the Fund’s distribution yield and performance). As of September 30, 2020, approximately 92% of the Fund’s assets are invested in floating-rate securities which we believe have the potential to provide uncorrelated returns regardless of interest rate direction.

Market Performance for the Fiscal Year Ended September 30, 2020

The Fund’s Class I Shares returned -0.24% over the trailing twelve months, and 6.09% annualized since the Fund’s inception on October 16, 2015. Beginning with July 2020, the Fund has moved from quarterly distributions to monthly distributions. In aggregate, the Fund distributed approximately $0.55/share over the fiscal year.

The Fund’s distribution policy is to make monthly distributions to shareholders. The level of monthly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

As of September 30, 2020	Q4 2019	Q1 2020	Q2 2020	Q3 2020	One Year	Three Year	Since Inception*
DPFNX Class I (NAV)	0.61%	-14.11%	10.64%	4.34%	-0.24%	2.60%	6.09%
DPFAX Class A (NAV)	0.54%	-14.18%	10.59%	4.27%	-0.50%	2.34%	5.82%
DPFAX Class A (Max Load)	-5.24%	-19.08%	4.23%	-1.68%	-6.23%	0.35%	4.56%
DPFCX Class C (NAV)	0.45%	-14.39%	10.32%	4.19%	-1.15%	1.59%	3.22%
Bloomberg Barclays US Aggregate	0.18%	3.15%	2.90%	0.62%	6.98%	5.24%	4.12%
HFRX Fixed Income – Credit	2.54%	-6.39%	8.61%	3.89%	8.31%	3.21%	2.99%

*	Inception date for the I and A share classes is October 16, 2015. Inception date the C share class is April 6, 2017.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. The Fund’s total annual operating expenses are 2.36%, 3.11%, and 2.11% for the Class A, C, and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2021. After this fee waiver, the expense ratios are 2.15%, 2.90%, and 1.90% for the Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Growth of $10,000: Inception Through September 30, 2020

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Performance Statistics

The chart below shows performance statistics of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2020.

	Deer Park Total	Bloomberg Barclays US	HFRX Fixed Income -
	Return Credit I	Aggregate Bond Index	Credit Index
Annualized Return	5.99%	4.25%	2.90%
Cumulative Return	33.13%	22.69%	15.08%
Standard Deviation	8.14%	3.18%	4.89%
Gain Deviation	4.16%	3.00%	3.41%
Loss Deviation	7.15%	1.55%	3.55%
Sharpe Ratio	0.59	0.97	0.35
Max Drawdown	-15.80%	-3.28%	-6.93%
Deer Park Correlation to:	1.00	0.20	0.74

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Since the inception of the Fund on October 16, 2015 through September 30, 2020, the Fund’s performance was positive or flat 87% of the trading days and negative only 13% of the trading days. This compares favorably to the Bloomberg Barclays US Aggregate Bond Index and the HRFX Fixed Income-Credit Index shown below.

Daily Statistics	Deer Park Total Return Credit I	Bloomberg Barclays US Aggregate Bond Index	HFRX Fixed Income - Credit Index
Positive/Flat Days	1089	694	727
Negative Days	158	553	520
% Positive/Flat Days	87%	56%	58%
% Negative Days	13%	44%	42%

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market & Portfolio Update:

The fiscal year proved to be an extraordinary time in the markets and for societies all over the world. During these times of uncertainty and market distress, it is important to review the positioning of the strategy and highlight what we believe are current opportunities.

Stock markets endured their worst declines since the 2008 crisis during the fiscal year ended September 30, 2020, with the Dow diving -22.7% and the S&P 500 losing -19.6% in the first quarter of 2020. In a dramatic shift in sentiment, US markets officially entered into correction territory. For reference, this reflects the fastest decline from peak of markets to correction ever. The dramatic market shift led to numerous liquidity events in credit markets as well. Portfolio managers that had taken on excess leverage, moved into positions we believe are poor quality credit sectors, or who did both were blindsided by this event and pushed into forced selling. This resulted in both justified price declines in sectors that we believe will face mounting default exposure (e.g. Agency CRT, CMBS, CLO, HY Corporate etc.) and more technical price declines in sectors we believe are fundamentally sound assets like legacy non-agency RMBS. Legacy non-agency RMBS has a notable advantage of substantial homeowner equity that we believe will insulate the asset class from permanent default risk. After the dramatic decline began, the US Federal Reserve (“Fed”) and central banks globally threw the kitchen sink at the market to “backstop” the selloff, increasing the Fed balance sheet to the tune of almost $2 trillion in just one month. The immediate impact of the Fed’s unprecedented intervention has been to quell market fear and provide needed liquidity. But ultimately these efforts will have limited effect on mitigating the substantial default risk that many of the above-mentioned sectors may face.

While there have been several positive developments in the response to treating Covid-19, in our view the near-and long-term negative impact to certain segments of the U.S. economy are unfortunately already set in motion. The decrease in business travel and hospitality have been the most evident, but the longer-term effects on business operations in a new world environment of increasing work-from-home and virtual communications may likely have a more permanent impact even in a post Covid-19 economy. Business travel and hospitality are just a few examples of the potential lingering effects that will have an influence on how various segments of the economy “recover” from this event. Ultimately, we believe credit markets as a whole, and more specific sectors of the structured credit market, are not immune to this type of transition and will likely result in rising default rates in those asset classes most negatively affected.

The substantial stimulus put forward by the Federal Reserve has had a direct impact on liquidity in credit markets and served to drive prices/spreads back to pre-Covid levels for most sectors. However, these purchase programs like the Secondary Corporate Credit Facility can only address the demand side of the equation, as seen in the expansion of new debt issuance, with both investment grade, high yield corporate bond and leveraged loan issuance dramatically increasing over the last year. Meanwhile, investors are being compensated with lower yields in the midst of an increasing likelihood of defaults. These situations have existed in the past and we believe ultimately seldom end well. Over time we believe fundamental default rates tend to have a more permanent impact on asset pricing and rates of return.

Performance Attribution

During the fiscal year ended September 30, 2020, Non-Agency RMBS continued to drive the majority of the Fund’s gains. Returns for the sector were distributed across the majority of sub-type categories. Over the past several months the non-agency RMBS holdings have produced consistent gains driven by the underlying quality of the loan pools, supporting mechanisms of credit enhancement, and the rebound of market prices coming off the dislocation of late March 2020.

The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses, the results of residual cash balances and other timing considerations. Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

While the shutdown to the economy has led to some increases in delinquencies associated with forbearance and relief measures for those impacted by the Covid-19 situation, the increase for legacy non-agency RMBS deals has been relatively moderate and over July and August we have observed a gradual decrease in short-term delinquencies as borrower behavior began to normalize. More importantly, the excess spread facet of credit enhancement built into these legacy RMBS deals (specifically subprime deals) has more than offset the detrimental impact of delinquencies. As short-term interest rates have declined, the amount of excess interest has increased resulting in greater loss protection and in some cases faster principal payments and/or write-back of previously incurred write-downs (effectively a reversal of losses on certain bonds). Meanwhile, given the substantial equity that has been built by the underlying borrowers in these legacy mortgage pools, the short-term impact of delinquencies has been mitigated by servicer advances, resulting in a consistent distribution of principal and interest payments to bond holders. We maintain a very favorable outlook for this sector and see even further potential return opportunities should the various other forms of optionality revert to pre-Covid scenarios (e.g. callable deals, principal modification recoveries, etc.).

Market Outlook

Deer Park attempts to invest for the long-term, cognizant of markets cycles and with investments and themes that play out over time. Optionality in non-agency RMBS has continued to be an area of additional return potential for this asset class (e.g. representation & warranties settlements, call rights, principal forbearance recoveries, and more recently positive influence of excess spread) - all themes that have developed over time and continue to play out now. Even though we report our performance monthly, we invest over market cycles with a long-term investment outlook. Accordingly, we have adjusted the risk profile of the Fund over time, strategically orienting to what we believe are some of the best opportunities across credit products and at times implementing prudent hedges. We feel we are setting up for potential longer-term attractive opportunities that we have not seen in some time.

As we have conveyed in the past, one of our goals for managing the Fund is to generate attractive risk-adjusted returns over the long-run, seek the best opportunities in the market and attempt to avoid the excesses (and missteps) that are often driven by short-term decision making. We continue to see examples of these time and time again and are currently seeing many portfolio managers stepping into the same type of risk taking, by increasing leverage to generate higher returns, and eliminating hedging due to over confidence in external market forces. Over time we have learned that a focused approach based on sound fundamental credit analysis may lead to attractive returns.

Important Risk Disclosures:

Investors should carefully consider the investment objectives, risks, charges and expenses of the Deer Park Total Return Credit Fund. This and other important information about the Fund is contained in the Prospectus, which can be obtained by contacting your financial advisor, or by calling (888) 868-9501. The Prospectus should be read carefully before investing. The Deer Park Total Return Credit Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Princeton Fund Advisors, LLC, and Northern Lights Distributors are not affiliated. Mutual Funds involve risk including the possible loss of principal.

ABS, RMBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Standard Deviation measures the average deviations of a return series from its mean. Gain Deviation is the Standard Deviation of all positive returns. Loss Deviation is the Standard Deviation of all negative returns. Sharpe Ratio is a statistical measure that uses standard deviation and excess return over a risk-free rate of return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated using the Citi 3-month Treasury Bill Index for the risk-free rate of return. Correlation is a statistic that measures the degree to which two return series move in relation to each other.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grades bond market.

The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments.

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The advisor’s and sub-advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the advisor’s judgments about the potential performance of the sub-advisor may also prove incorrect and may not produce the desired results. Overall equity and fixed income securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an underlying fund and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying funds are subject to specific risks, depending on the nature of the fund.

6244-NLD-11/18/2020

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the period ended September 30, 2020, compared to its benchmarks:

			Annualized	Annualized
		Annualized	Inception** -	Inception*** -
	One Year	Three Year	September 30, 2020	September 30, 2020
Class A Shares	(0.50)%	2.34%	5.82%	—
Class A Shares with load	(6.23)%	0.35%	4.56%	—
Class C Shares	(1.15)%	1.59%	—	3.22%
Class I Shares	(0.24)%	2.60%	6.09%	—
Bloomberg Barclays Capital U.S. Aggregate Bond Index	6.98%	5.24%	4.12%	5.09%
HFRX Fixed Income - Credit Index	8.31%	3.21%	2.99%	4.28%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.36%, 3.11% and 2.11%, respectively, for Class A, Class C and Class I shares per the January 28, 2020 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

***	Commencement of operations is April 6, 2017.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U.S. bond market. Investors cannot invest directly in the index.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2020

The Fund’s top asset classes and industry sectors as of September 30, 2020, are as follows:

Percent of
Portfolio Composition:	Net Assets
Non-Agency Mortgage Backed Securities	86.3%
U.S. Treasury Bonds	6.9%
Short Term Investments	5.1%
Agency Mortgage Backed Securities	2.6%
Liabilities in Excess of Other Assets	(0.9)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	AGENCY MORTGAGE BACKED SECURITIES - 2.6%
3,277,588	Fannie Mae REMICS, 1M Libor + 6.05% (C)	5.902	3/25/2039	$78,630
8,458,913	Fannie Mae REMICS, 1M Libor + 6.15% (C)	6.002	4/25/2040	506,368
1,797,520	Fannie Mae REMICS, 1M Libor + 6.58% (C)	6.432	8/25/2041	138,151
2,445,643	Fannie Mae REMICS, 1M Libor + 6.05% (C)	5.902	8/25/2042	451,664
7,929,607	Fannie Mae REMICS, 1M Libor + 6.10% (C)	5.952	1/25/2043	1,999,956
8,014,688	Fannie Mae REMICS, 1M Libor + 6.05% (C)	5.902	3/25/2047	1,632,730
5,640,032	Fannie Mae REMICS, 1M Libor + 6.05% (C)	5.902	3/25/2047	1,033,445
5,125,762	Fannie Mae REMICS, 1M Libor + 6.15% (C)	6.002	9/25/2047	1,035,835
5,935,419	Fannie Mae REMICS, 1M Libor + 6.20% (C)	6.052	9/25/2048	831,695
1,823,925	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates 2015-R1, 144A (A)	5.937	11/25/2052	1,793,980
2,043,824	Freddie Mac REMICS, 1M Libor + 6.70% (C)	6.548	2/15/2042	281,413
5,994,218	Freddie Mac REMICS, 1M Libor + 6.10% (C)	5.948	12/15/2044	1,168,259
452,742	Freddie Mac REMICS, 1M Libor + 6.00% (C)	5.848	5/15/2046	82,712
8,944,913	Freddie Mac REMICS, 1M Libor + 6.15% (C)	5.998	9/15/2047	1,581,852
3,182,740	Freddie Mac REMICS, 1M Libor + 6.10% (C)	5.948	5/15/2047	606,541
5,007,430	Freddie Mac REMICS, 1M Libor + 6.20% (C)	6.048	5/15/2048	605,746
6,128,926	Government National Mortgage Association (A)(C)	1.462	3/16/2047	211,616
28,751,633	Government National Mortgage Association, 1M Libor + 3.43% (C)	3.274	9/20/2049	2,698,177
8,755,784	Government National Mortgage Association (A)(C)	0.649	2/16/2051	315,927
5,339,939	Government National Mortgage Association (A)(C)	0.583	8/16/2051	121,562
41,019,319	Government National Mortgage Association (A)(C)	0.350	11/16/2052	676,195
10,337,821	Government National Mortgage Association (A)(C)	0.828	5/16/2057	556,337
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $22,735,332)			18,408,791

	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3%
172,537	ABFC 2004-HE1 Trust, 1M Libor + 2.55%	2.698	10/25/2033	173,553
176,034	ABFC 2004-OPT1 Trust, 1M Libor + 5.25%	5.398	12/25/2032	179,493
1,150,541	ABFC 2004-OPT3 Trust, 1M Libor + 0.75%	0.898	9/25/2033	1,124,615
481,733	ABFC 2004-OPT4 Trust, 1M Libor + 2.18%	2.323	8/25/2033	460,738
625,577	ABFC 2005-HE1 Trust, 1M Libor + 0.74%	0.883	3/25/2035	568,188
562,272	Accredited Mortgage Loan Trust 2005-3, 1M Libor +0.70%	0.848	9/25/2035	408,660
338,700	ACE Securities Corp Home Equity Loan Trust Series 2003-FM1, 1M Libor + 5.25%	5.398	11/25/2032	303,178
671,268	ACE Securities Corp Home Equity Loan Trust Series 2003-HE1, 1M Libor + 5.25%	5.398	11/25/2033	695,389
165,477	ACE Securities Corp Home Equity Loan Trust Series 2003-NC1, 1M Libor +5.25%	5.398	7/25/2033	148,737
23,280	ACE Securities Corp Home Equity Loan Trust Series 2003-NC1, 1M Libor + 2.85%	2.998	7/25/2033	24,935
73,566	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 5.25%	5.398	4/25/2034	58,769
245,351	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 3.38%	3.523	4/25/2034	193,631
929,887	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 3.00%	3.148	4/25/2034	762,783
68,210	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 1.58%	1.723	4/25/2034	67,199
932,081	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.40%	1.543	1/25/2035	843,553
1,291,069	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 1M Libor + 3.50%	3.648	5/25/2035	1,265,451
363,729	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 1M Libor + 0.66%	0.808	5/25/2035	371,065
135,640	Adjustable Rate Mortgage Trust 2005-4 (A)	3.889	8/25/2035	132,545
1,401,575	Adjustable Rate Mortgage Trust 2007-1, 1M Libor + 0.15%	0.298	3/25/2037	1,416,872
209,021	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 1M Libor + 2.78%	2.928	4/25/2034	189,162
372,476	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 1M Libor + 2.33%	2.478	4/25/2034	339,898
1,193,603	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-3, 1M Libor + 2.85%	2.998	9/25/2034	1,182,436
810,912	AFC Home Equity Loan Trust, 1M Libor + 0.81%	0.958	6/25/2029	672,036
1,680,378	Alliance Bancorp Trust 2007-OA1, 1M Libor + 0.24%	0.415	7/25/2037	1,466,212
143,624	Alternative Loan Trust 2003-4CB (A)	5.872	4/25/2033	58,094
55,892	Alternative Loan Trust 2003-J2	6.000	10/25/2033	50,988
478,287	Alternative Loan Trust 2005-22T1, 1M Libor +5.07% **	4.922	6/25/2035	87,027
36,096	Alternative Loan Trust 2005-24, Federal Reserve U.S. 12 month +1.31%	2.329	7/20/2035	9,166
107,667	Alternative Loan Trust 2005-36 (A)	3.239	5/25/2033	18,292
808,758	Alternative Loan Trust 2005-45, Federal Reserve U.S. 12 month +2.05%	3.069	10/20/2035	630,404
1,396,789	Alternative Loan Trust 2005-50CB	6.000	11/25/2035	885,148
493,873	Alternative Loan Trust 2005-56, 1M Libor + 0.32%	0.468	11/25/2035	428,300
2,041,547	Alternative Loan Trust 2005-61, 1M Libor +0.42%	0.568	12/25/2035	1,575,685
952,913	Alternative Loan Trust 2005-65CB	5.500	12/25/2035	891,835
516,647	Alternative Loan Trust 2005-65CB, 1M Libor + 0.75%	0.898	1/25/2036	367,020
616,228	Alternative Loan Trust 2006-36T2, 1M Libor + 0.90%	1.048	12/25/2036	195,275
371,100	Alternative Loan Trust 2006-HY10 (A)	3.573	5/25/2036	340,066
294,588	Alternative Loan Trust 2006-J3	4.750	12/25/2020	248,842
291,076	Alternative Loan Trust 2006- J5	6.500	9/25/2036	168,735
21,153,908	Alternative Loan Trust 2006-OA2 (A)	2.885	5/20/2046	1,811,925
4,215,994	Alternative Loan Trust 2006-OA2, 1M Libor + 0.21%	0.366	5/20/2046	3,371,877
2,759,715	Alternative Loan Trust 2006-OA7, Federal Reserve U.S. 12 month + 0.94%	1.959	6/25/2046	2,390,210
1,302,603	Alternative Loan Trust 2006-OA7, Federal Reserve U.S. 12 month + 0.94%	1.959	6/25/2046	1,141,698
34,979,925	Alternative Loan Trust 2006-OA10 (B) **	2.834	8/25/2046	3,349,912
8,219,038	Alternative Loan Trust 2006-OA10 (B) **	2.381	8/25/2046	590,725
1,549,781	Alternative Loan Trust 2006-OA11, 1M Libor + 0.19%	0.338	9/25/2046	1,451,373
1,893,237	Alternative Loan Trust 2006-OA12, 1M Libor + 0.21%	0.366	9/20/2046	1,514,073
6,496,754	Alternative Loan Trust 2006-OA17 (A) **	1.503	12/20/2046	510,654
353,712	Alternative Loan Trust 2006-OA19, 1M Libor + 0.18%	0.336	2/20/2047	269,574
1,767,063	Alternative Loan Trust 2006-OC6, 1M Libor + 0.16%	0.308	7/25/2036	1,795,708
225,381	Alternative Loan Trust Resecuritization 2006-22R	6.250	5/25/2036	183,509
1,505,329	American Home Mortgage Assets Trust 2005-1, 1M Libor + 0.66%	0.808	11/25/2035	1,146,049
828,874	American Home Mortgage Assets Trust 2006-1, 1M Libor + 0.19%	0.338	5/25/2046	736,704

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
285,771	American Home Mortgage Assets Trust 2006-2, Federal Reserve U.S. 12 month + 0.96%	2.131	9/25/2046	$287,687
1,046,831	American Home Mortgage Assets Trust 2006-4, 1M Libor + 0.21%	0.358	10/25/2046	698,966
3,719,291	American Home Mortgage Assets Trust 2006-6, 1M Libor + 0.19%	0.338	12/25/2046	3,045,714
234,780	American Home Mortgage Assets Trust 2007-5, 1M Libor + 0.19%	0.338	6/25/2047	207,835
115,961	American Home Mortgage Investment Trust 2004-2, 12M Libor + 1.50%	1.945	2/25/2044	116,852
3,995,019	American Home Mortgage Investment Trust 2005-4, 1M Libor + 0.76%	0.908	11/25/2045	3,309,510
641,876	American Home Mortgage Investment Trust 2006-3, 1M Libor + 0.46%	0.608	12/25/2046	522,573
5,688,716	American Home Mortgage Investment Trust 2007-2, 1M Libor + 0.27%	0.418	3/25/2037	2,918,940
675,141	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-11, 1M Libor + 4.88%	4.565	12/25/2033	594,548
606,827	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-AR2, 1M Libor + 3.05%	3.193	5/25/2033	511,625
1,322,847	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.76%	2.908	5/25/2034	1,321,029
198,688	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	2.248	11/25/2034	192,295
159,782	Amortizing Residential Collateral Trust, 1M Libor + 0.83%	0.973	8/25/2031	145,946
219,707	Amortizing Residential Collateral Trust 2001-BC6, 1M Libor + 2.03%	2.173	10/25/2031	188,833
1,171,717	Amortizing Residential Collateral Trust 2001-BC6, 1M Libor + 1.20%	1.348	10/25/2031	1,046,883
152,977	Amortizing Residential Collateral Trust 2002-BC5, 1M Libor + 1.80%	1.948	7/25/2032	153,679
5,520,000	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.723	6/7/2049	4,816,239
5,000,000	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.194	6/7/2049	4,660,632
621,894	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W4, 1M Libor +5.25%	4.433	10/25/2033	597,588
368,903	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W7, 1M Libor +2.78%	2.923	1/25/2034	366,561
93,474	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W8, 1M Libor + 1.05%	1.198	12/25/2033	91,630
1,836,932	Argent Securities Trust 2006-M1, 1M Libor + 0.15%	0.298	7/25/2036	1,621,143
323,473	Argent Securities Trust 2006-M2, 1M Libor + 0.15%	0.298	9/25/2036	146,250
2,000,000	Ashford Hospitality Trust 2018-ASHF, 1M Libor + 3.10%, 144A	3.252	4/15/2035	1,815,820
56,376	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE4, 1M Libor + 3.00%	3.152	8/15/2033	56,727
517,096	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 4.13%	4.273	6/25/2034	444,062
184,046	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.55%	2.698	6/25/2034	181,928
81,027	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.10%	2.248	6/25/2034	81,014
578,030	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE6, 1M Libor + 3.00%	3.148	9/25/2034	501,511
1,678,845	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE6, 1M Libor + 2.81%	2.953	9/25/2034	1,682,299
63,361	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE8, 1M Libor + 1.05%	1.198	12/25/2034	61,545
418,538	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 1M Libor + 2.75%, 144A	2.898	9/25/2034	372,222
303,449	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 1M Libor + 1.90%, 144A	2.048	9/25/2034	277,477
785,723	Asset Backed Securities Corp Home Equity Loan Trust Series 2005-HE2, 1 M Libor + 1.88%	2.023	2/25/2035	816,143
199,370	Asset Backed Securities Corp Home Equity Loan Trust Series 2005-HE2, 1M Libor + 1.23%	1.378	2/25/2035	187,857
5,307,777	Asset Backed Securities Corp Home Equity Loan Trust Series MO 2006-HE6, 1M Libor + 0.23%	0.378	11/25/2036	5,097,010
1,359,509	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE4, 1M Libor + 2.03%	2.173	5/25/2035	1,268,575
3,243,691	Asset-Backed Pass Through Certificates Series 2002-3, 1M Libor + 3.23%	3.373	8/25/2032	3,112,952
2,199,781	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.68%	1.828	1/25/2035	2,174,503
2,017,500	BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M Libor + 0.31%, 144A	1.852	9/15/2034	1,873,776
200,000	BAMLL Trust 2011-FSHN, 144A	5.118	7/11/2033	198,391
300,000	BAMLL Trust 2011-FSHN, 144A	4.769	7/11/2033	299,617
142,800	Banc of America Funding 2004-1 Trust	6.000	2/25/2034	149,471
26,601	Banc of America Funding 2004-C Trust (A)	4.408	12/20/2034	25,052
136,767	Banc of America Funding 2005-F Trust (A)	2.999	9/20/2035	126,097
87,596	Banc of America Funding 2005-F Trust, 1M Libor + 0.31%	0.466	9/20/2035	64,584
1,718,708	Banc of America Funding 2006-D Trust, 1M Libor + 0.56%	0.716	5/20/2036	778,096
173,983	Banc of America Mortgage 2004-K Trust (A)	4.469	12/25/2034	182,036
18,729,314	BANK 2017-BNK6, 144A (A) **	1.500	7/15/2060	1,386,091
1,294,720	BankUnited Trust 2005-1, 1M Libor + 0.78%	0.928	9/25/2045	1,168,370
224,246	Bayview Commercial Asset Trust 2003-2, 144A, 1M Libor + 3.23%	3.373	12/25/2033	225,011
126,686	Bayview Commercial Asset Trust 2004-3, 144A, 1M Libor + 2.40%	2.548	1/25/2035	127,335
140,640	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.66%	0.808	8/25/2035	106,554
140,640	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.62%	0.768	8/25/2035	109,512
688,575	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.61%	0.758	8/25/2035	552,782
529,745	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.48%	0.628	8/25/2035	443,686
1,107,127	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 1.10%	1.248	11/25/2035	937,006
60,097	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.60%	0.748	11/25/2035	54,253
497,578	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.51%	0.658	11/25/2035	451,116
53,854	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.49%	0.638	11/25/2035	49,272
781,918	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.44%	0.588	11/25/2035	722,027
440,183	Bayview Commercial Asset Trust 2005-4, 144A, 1M Libor + 0.50%	0.648	1/25/2036	411,570
225,456	Bayview Commercial Asset Trust 2005-4, 144A, 1M Libor + 0.61%	0.758	1/25/2036	210,178
15,517	Bayview Commercial Asset Trust 2006-1, 144A, 1M Libor + 0.56%	0.988	4/25/2036	13,697
15,987	Bayview Commercial Asset Trust 2006-1, 144A, 1M Libor + 0.52%	0.668	4/25/2036	14,225
32,790	Bayview Commercial Asset Trust 2006-1, 144A, 1M Libor + 0.40%	0.548	4/25/2036	29,496
31,034	Bayview Commercial Asset Trust 2006-1, 144A, 1M Libor + 0.38%	0.528	4/25/2036	28,123
1,359,008	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.42%	0.568	7/25/2036	1,242,198
63,746	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.35%	0.498	7/25/2036	58,547
1,158,398	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.33%	0.478	7/25/2036	1,072,105
218,750	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.31%	0.458	7/25/2036	205,835
1,429,477	Bayview Commercial Asset Trust 2006-4, 144A, 1M Libor + 0.29%	0.438	12/25/2036	1,282,869
1,257,940	Bayview Commercial Asset Trust 2006-4, 144A, 1M Libor + 0.23%	0.378	12/25/2036	1,176,734
1,145,053	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 1.20%	1.348	1/25/2037	1,620,512
679,241	Bayview Commercial Asset Trust 2006-SP2,144A, 1M Libor + 0.56%	0.708	1/25/2037	628,428
632,278	Bayview Commercial Asset Trust 2006-SP2,144A, 1M Libor + 0.49%	0.638	1/25/2037	584,856
2,037,242	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 0.47%	0.618	1/25/2037	1,891,314
487,294	Bayview Commercial Asset Trust 2007-1,144A, 1M Libor + 0.29%	0.438	3/25/2037	453,643

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
137,254	Bayview Commercial Asset Trust 2007-1, 144A, 1M Libor + 0.22%	0.368	3/25/2037	$131,055
1,805,214	Bayview Commercial Asset Trust 2007-2, 144A, 1M Libor + 0.32%	0.468	7/25/2037	1,642,588
2,403,850	Bayview Commercial Asset Trust 2007-4, 144A, 1M Libor + 0.55%	0.698	9/25/2037	2,819,384
13,628,500	Bayview Commercial Asset Trust 2007-5, 144A, 1M Libor + 1.50%	1.648	10/25/2037	9,219,059
1,939,435	Bayview Commercial Asset Trust 2007-5, 144A, 1M Libor + 1.00%	1.148	10/25/2037	1,936,240
8,500,000	Bayview Commercial Asset Trust 2007-6, 144A, 1M Libor + 1.50%	1.648	12/25/2037	8,093,482
4,953,456	Bayview Commercial Asset Trust 2008-1, 144A, 1M Libor + 1.50%	1.648	1/25/2038	4,806,443
4,000,000	Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 1M Libor + 3.38%, 144A	3.523	4/25/2036	3,075,810
477,003	Bayview Financial Acquisition Trust (B)	6.096	12/28/2036	493,135
4,725,919	Bayview Financial Mortgage Pass-Through Certificates Series 2004-D, 1M Libor + 5.25%	5.395	8/28/2044	5,043,250
2,430,000	Bayview Financial Mortgage Pass-Through Trust 2005-C, 1M Libor + 1.35%	1.495	6/28/2044	2,138,718
2,362,000	BB-UBS Trust, 144A	2.890	6/5/2030	2,248,517
597,685	BCAP LLC 2008-RR3 Trust, 144A	6.668	10/25/2036	327,808
1,844,985	BCAP LLC 2009-RR4 Trust, 144A	18.734	6/26/2037	862,372
625,398	BCAP LLC Trust 2006-AA2, 1M Libor + 0.17%	0.318	1/25/2037	655,270
389,155	BCMSC Trust 2001-A (A)	8.265	12/15/2030	134,303
1,334,744	Bear Stearns ALT-A Trust 2003-5 (A)	3.603	12/25/2033	1,299,280
438,978	Bear Stearns ALT-A Trust 2003-6 (A)	3.574	1/25/2034	274,728
729,033	Bear Stearns ALT-A Trust 2005-3 (A)	3.185	4/25/2035	681,726
298,530	Bear Stearns ALT-A Trust 2005-7 (A)	3.203	9/25/2035	162,141
2,934,134	Bear Stearns ALT-A Trust 2005-10, 1M Libor + 0.50%	0.648	1/25/2036	3,349,431
1,746,434	Bear Stearns ALT-A Trust 2006-4 (A)	3.425	8/25/2036	1,298,595
602,514	Bear Stearns ALT-A Trust 2007-2, 1M Libor + 0.17%	0.318	4/25/2037	540,218
83,010	Bear Stearns ARM Trust 2002-1 (A)	4.490	2/25/2024	82,171
198,783	Bear Stearns ARM Trust 2004-6 (A)	3.531	9/25/2034	190,661
107,288	Bear Stearns ARM Trust 2004-7 (A)	2.625	10/25/2034	107,924
146,586	Bear Stearns ARM Trust 2007-4 (A)	3.582	6/25/2047	141,763
53,741	Bear Stearns Asset Backed Securities I Trust 2004-AC5, 1M Libor + 0.40%	0.548	10/25/2034	44,790
697,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1, 1M Libor + 4.00%	4.148	10/25/2034	701,374
293,321	Bear Stearns Asset Backed Securities I Trust 2004-FR2, 1M Libor + 2.85%	2.998	6/25/2034	264,464
912,695	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 1M Libor + 2.85%	2.998	9/25/2034	688,119
499,190	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 1M Libor + 2.70%	2.848	9/25/2034	459,640
112,680	Bear Stearns Asset Backed Securities I Trust 2004-HE6, 1M Libor + 4.13%	4.273	8/25/2034	39,461
182,516	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 1M Libor + 5.63%	5.773	8/25/2034	164,149
123,700	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 1M Libor + 2.10%	2.248	8/25/2034	123,900
566,180	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 1M Libor + 2.63%	2.773	9/25/2034	476,249
587,353	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 1M Libor + 2.10%	2.248	9/25/2034	557,707
301,157	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 1M Libor + 2.63%	2.773	11/25/2034	225,592
1,816,009	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 1M Libor + 2.10%	2.248	11/25/2034	1,680,730
981,225	Bear Stearns Asset Backed Securities I Trust 2004-HE10, 1M Libor + 2.70%	2.848	12/25/2034	935,984
850,603	Bear Stearns Asset Backed Securities I Trust 2005-HE4, 1M Libor + 1.88%	2.023	4/25/2035	1,048,690
511,844	Bear Stearns Asset Backed Securities I Trust 2007-HE2, 1M Libor + 0.17%	0.318	3/25/2037	1,134,343
109,268	Bear Stearns Asset Backed Securities Trust (B)	8.410	10/25/2029	115,777
232,317	Bear Stearns Asset Backed Securities Trust (B)	8.220	10/25/2029	237,803
51,739	Bear Stearns Asset Backed Securities Trust, 1M Libor + 5.63%	5.773	7/25/2034	49,041
177,800	Bear Stearns Asset Backed Securities Trust, 1M Libor + 1.88%	2.023	7/25/2034	178,015
214,309	Bear Stearns Asset Backed Securities Trust 2003-AC4 (B)	5.658	9/25/2033	207,960
124,565	Bear Stearns Asset Backed Securities Trust 2003-AC5, 1M Libor + 4.88%	5.023	10/25/2033	127,078
75,566	Bear Stearns Asset Backed Securities Trust 2003-AC6, 1M Libor + 2.65%	2.798	11/25/2033	61,598
73,148	Bear Stearns Asset Backed Securities Trust 2003-HE1, 1M Libor + 3.38%	3.523	1/25/2034	23,443
86,246	Bear Stearns Asset Backed Securities Trust 2003-HE1, 1M Libor + 2.85%	2.998	1/25/2034	72,381
112,358	Bear Stearns Asset Backed Securities Trust 2004-HE1, 1M Libor + 6.00%	5.565	2/25/2034	104,008
331,640	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 4.88%	5.023	3/25/2034	312,676
57,410	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 2.63%	2.773	3/25/2034	56,184
147,707	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 2.10%	2.248	3/25/2034	150,709
33,410	Bear Stearns Asset Backed Securities Trust 2004-SD1 (B)	6.000	12/25/2042	10,249
1,016,463	Bear Stearns Asset Backed Securities Trust 2005-SD2, 1M Libor + 3.75%	3.898	12/25/2044	1,018,756
2,987,000	Bear Stearns Asset Backed Securities Trust 2006-2, 1M Libor + 2.50%	2.648	7/25/2036	3,111,040
116,905	Bear Stearns Asset Backed Securities Trust 2007-SD2	6.000	9/25/2046	116,954
1,848,035	Bear Stearns Mortgage Funding Trust 2006-AR1, 1M Libor + 0.26%	0.408	8/25/2036	1,739,808
4,080,794	Bear Stearns Mortgage Funding Trust 2006-AR5, 1M Libor + 0.21%	0.358	12/25/2046	4,177,298
490,079	Bear Stearns Mortgage Funding Trust 2006-AR5, 1M Libor + 0.16%	0.308	12/25/2046	457,483
228,557	Bear Stearns Mortgage Funding Trust 2007-AR3, 1M Libor + 0.14%	0.288	3/25/2037	206,508
51,417	Bear Stearns Mortgage Funding Trust 2007-SL1, 1M Libor + 0.32%	0.468	3/25/2037	48,403
2,500,000	Braemar Hotels & Resorts Trust 2018-Prime, 1M Libor + 1.05%, 144A	1.202	6/15/2035	2,336,457
1,663,509	Bravo Mortgage Asset Trust, 1M Libor + 0.40%, 144A	0.548	7/25/2036	1,517,075
645,044	Business Loan Express Business Loan Trust 2007-A, 1M Libor + 1.10%, 144A **	1.256	10/20/2040	390,877
67,951	Carrington Mortgage Loan Trust Series 2004-NC1, 1M Libor + 2.33%	2.473	5/25/2034	73,075
5,185,489	Carrington Mortgage Loan Trust Series 2005-FRE1, 1M Libor + 0.62%	0.768	12/25/2035	2,196,886
1,262,364	Carrington Mortgage Loan Trust Series 2005-NC1, 1M Libor + 1.17%	1.318	2/25/2035	1,085,817
1,643,126	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.16%	0.308	10/25/2036	1,573,698
1,211,949	Carrington Mortgage Loan Trust Series 2006-NC5, 1M Libor + 0.11%	0.258	1/25/2037	1,197,785
500,000	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.26%	0.408	2/25/2037	467,892
1,570,755	CBA Commercial Small Balance Commercial Mortgage, (B), 144A	6.040	1/25/2039	1,198,842
484,021	C-BASS 2007-CB1 TRUST, 1M Libor + 0.07%	0.218	1/25/2037	193,925
2,565,421	C-BASS 2007-CB1 TRUST (B)	5.835	1/25/2037	1,167,063
936,767	C-BASS 2007-CB1 TRUST (B)	5.721	1/25/2037	426,242
963,309	C-BASS Mortgage Loan Trust 2007-CB3 (B)	3.588	3/25/2037	512,823

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
792,273	CDC Mortgage Capital Trust 2003-HE2, 1M Libor + 2.85%	2.998	10/25/2033	$760,482
83,328	CDC Mortgage Capital Trust 2003-HE3, 1M Libor + 2.63%	2.773	11/25/2033	83,978
581,470	CDC Mortgage Capital Trust 2004-HE1, 1M Libor + 1.80%	1.948	6/25/2034	593,174
741,944	CDC Mortgage Capital Trust 2004-HE3, 1M Libor + 1.80%	1.948	11/25/2034	661,301
1,434,889	CDC Mortgage Capital Trust 2004-HE3, 1M Libor + 0.92%	1.090	11/25/2034	1,443,894
352,864	Centex Home Equity Loan Trust 2001-B (B)	7.330	7/25/2032	312,249
101,663	Centex Home Equity Loan Trust 2003-A, 1M Libor + 1.73%	1.878	3/25/2033	98,002
950,203	Centex Home Equity Loan Trust 2004-B, 1M Libor + 1.58%	1.723	3/25/2034	877,607
129,095	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.00%	1.148	9/25/2034	129,965
284,009	Centex Home Equity Loan Trust 2004-D, 1M Libor + 0.69%	0.838	9/25/2034	283,812
311	Chase Funding Loan Acquisition Trust Series 2004-OPT1, 1M Libor + 2.40%	2.548	6/25/2034	314
391,571	Chase Funding Trust Series 2003-1, 1M Libor +0.66%	0.808	11/25/2032	387,365
133,704	Chase Funding Trust Series 2003-3	4.885	5/25/2032	90,373
676,649	Chase Mortgage Finance Trust Series 2005-S3	5.500	11/25/2035	641,705
33,392	Chase Mortgage Finance Trust Series 2007-A1 (A)	3.433	2/25/2037	31,188
131,563	Chase Mortgage Finance Trust Series 2007-A1 (A)	3.361	2/25/2037	130,791
1,496,000	Cherrywood SB Commercial Mortgage Loan Trust 2016-1, (A), 144A	7.246	3/25/2049	1,539,878
342,287	Cherrywood SB Commercial Mortgage Loan Trust 2016-1, 1M Libor + 2.65%, 144A	2.798	3/25/2049	343,894
89,890	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-2, 1M Libor + 0.32%, 144A	0.468	5/25/2035	88,171
736,514	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2007-2, 1M Libor + 0.18%, 144A	0.328	5/25/2048	592,592
228,225	CHL Mortgage Pass-Through Trust 2003-48 (A)	2.973	10/25/2033	169,111
520,380	CHL Mortgage Pass-Through Trust 2003-58 (A)	3.889	2/19/2034	509,541
44,515	CHL Mortgage Pass-Through Trust 2004-25, 1M Libor + 0.78%	0.928	2/25/2035	40,680
458,114	CHL Mortgage Pass-Through Trust 2005-2, 1M Libor + 0.68%	0.828	3/25/2035	417,458
70,604	CHL Mortgage Pass-Through Trust 2005-11 (A)	2.640	4/25/2035	56,833
663,189	CHL Mortgage Pass-Through Trust 2005-11, 1M Libor + 0.32%	0.468	4/25/2035	423,933
42,520	CHL Mortgage Pass-Through Trust 2005-11, 1M Libor + 0.27%	0.715	4/25/2035	41,914
443,463	CHL Mortgage Pass-Through Trust 2005-14	5.500	7/25/2035	254,450
131,658	CHL Mortgage Pass-Through Trust 2006-HYB3 (A)	3.620	5/20/2036	125,240
120,635	CHL Mortgage Pass-Through Trust 2007-HYB2 (A)	3.359	2/25/2047	110,487
310,945	CHL Mortgage Pass-Through Trust 2007-J3	6.000	7/25/2037	204,647
2,528,000	CHT 2017-COSMO Mortgage Trust, 1M Libor + 3.00%, 144A	3.152	11/15/2034	2,378,032
3,118,027	CIT Home Equity Loan Trust 2002-2 (B)	6.490	2/25/2031	3,329,731
146,921	Citicorp Mortgage Securities Trust Series 2006-4	6.000	8/25/2036	78,774
58,401	Citicorp Mortgage Securities Trust Series 2007-7 (C) +	0.000	8/25/2037	44,443
2,336,500	Citicorp Residential Mortgage Trust Series 2006-1 (B)	5.024	7/25/2036	2,463,821
4,474,267	Citicorp Residential Mortgage Trust Series 2006-1 (B)	5.038	7/25/2036	3,272,695
1,186,546	Citicorp Residential Mortgage Trust Series 2006-2 (B)	5.996	9/25/2036	363,274
4,028,400	Citicorp Residential Mortgage Trust Series 2007-2 (B)	4.984	6/25/2037	4,170,449
40,298,466	Citigroup Commercial Mortgage Trust 2015-GC27, 144A (A) **	1.569	2/10/2048	1,979,162
171,776	Citigroup Global Markets Mortgage Securities VII, Inc.	7.000	12/25/2027	155,892
443,119	Citigroup Global Markets Mortgage Securities VII, Inc., 1M Libor + 1.35%	1.498	1/25/2032	444,379
54,151	Citigroup Mortgage Loan Trust 2004-HYB2 (A)	3.546	3/25/2034	53,243
349,292	Citigroup Mortgage Loan Trust 2005-3 (A)	3.232	8/25/2035	306,717
111,649	Citigroup Mortgage Loan Trust 2006-AR1, H15T1Y + 2.40%	4.140	3/25/2036	109,671
1,570,037	Citigroup Mortgage Loan Trust 2006-HE1, 1M Libor + 0.75%	0.898	1/25/2036	1,337,449
120,873	Citigroup Mortgage Loan Trust 2007-10 (A)	3.412	9/25/2037	116,429
2,125,168	Citigroup Mortgage Loan Trust 2007-AHL2, 1M Libor + 0.07%	0.218	5/25/2037	1,695,870
313,725	Citigroup Mortgage Loan Trust 2007-AHL3, 1M Libor + 0.17% 144A	0.318	5/25/2037	272,093
105,208	Citigroup Mortgage Loan Trust 2007-AMC2, 1M Libor + 0.08%	0.228	1/25/2037	87,047
89,636	Citigroup Mortgage Loan Trust 2007-AR8 (A)	3.582	7/25/2037	83,463
417,515	Citigroup Mortgage Loan Trust 2007-OPX1 (B)	6.333	1/25/2037	229,261
181,990	Citigroup Mortgage Loan Trust Inc (A)	3.898	2/25/2034	183,441
450,730	Citigroup Mortgage Loan Trust Inc, 1M Libor + 1.10%	1.243	2/25/2035	441,596
124,206	Citigroup Mortgage Loan Trust Inc, 1M Libor + 1.86%	2.008	2/25/2035	122,257
3,982,471	Citigroup Mortgage Loan Trust Inc, 1M Libor + 0.65%	0.798	10/25/2035	2,175,423
638,392	Citigroup Mortgage Loan Trust Inc., 1M Libor + 0.26%	0.408	11/25/2035	529,007
103,107	CitiMortgage Alternative Loan Trust Series 2007-A1	6.000	1/25/2037	103,737
1,385,880	Conseco Financial Corp. (A)	7.950	11/15/2026	1,154,485
283,480	Conseco Finance Corp (A)	7.540	6/15/2028	290,775
3,492,359	Conseco Financial Corp. (A)	6.830	4/1/2030	3,389,113
83,704	Conseco Finance Corp (A)	6.980	9/1/2030	78,060
1,416,043	Conseco Financial Corp. 1M Libor + 5.25%	5.402	4/15/2032	1,458,773
959,425	Conseco Finance Home Equity Loan Trust 2002-B, 1M Libor +5.25%	5.402	5/15/2033	990,220
809,746	Conseco Finance Securitizations Corp. (A)	7.690	3/1/2031	750,147
1,349,403	Conseco Finance Securitizations Corp. (A)	9.871	12/1/2033	98,087
3,000,000	Conseco Finance Securitizations Corp. (A)	9.546	12/1/2033	3,115,421
112,967	Countrywide Asset-Backed Certificates, 1M Libor + 3.38%, 144A	3.523	3/25/2032	117,591
1,084,194	Countrywide Asset-Backed Certificates, 1M Libor + 0.90%	1.048	5/25/2032	1,037,266
558,011	Countrywide Asset-Backed Certificates, 1M Libor + 2.25%	2.398	11/25/2032	558,531
321,147	Countrywide Asset-Backed Certificates, 1M Libor + 2.55%	2.698	4/25/2033	314,664
459,690	Countrywide Asset-Backed Certificates, 1M Libor + 2.10%	2.248	8/25/2033	454,033
802,349	Countrywide Asset-Backed Certificates, 1M Libor + 1.02%	1.195	9/25/2033	790,782
240,535	Countrywide Asset-Backed Certificates, 1M Libor + 1.95%	2.098	3/25/2034	240,730
200,272	Countrywide Asset-Backed Certificates, 1M Libor + 1.88%	2.023	4/25/2034	190,442
21,925	Countrywide Asset-Backed Certificates, 1M Libor + 2.25%	2.398	7/25/2034	22,011
63,577	Countrywide Asset-Backed Certificates, 1M Libor + 1.88%	2.023	10/25/2034	62,773
1,133,380	Countrywide Asset-Backed Certificates, 1M Libor + 2.80%	2.948	12/25/2034	1,187,427

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
342,646	Countrywide Asset-Backed Certificates, 1M Libor + 0.50%	0.648	3/25/2036	$331,251
2,646,566	Countrywide Asset-Backed Certificates, 1M Libor + 0.65%	0.798	4/25/2036	1,773,956
1,144,992	Countrywide Asset-Backed Certificates, 1M Libor + 0.41%	0.558	7/25/2036	1,008,611
504,159	Countrywide Asset-Backed Certificates, 1M Libor + 0.13%	0.278	12/25/2036	441,557
2,226,647	Countrywide Asset-Backed Certificates, 1M Libor + 0.14%	0.288	3/25/2037	2,195,877
181,325	Countrywide Asset-Backed Certificates, 1M Libor + 0.14%	0.288	5/25/2037	171,292
1,913,265	Countrywide Asset-Backed Certificates, 1M Libor + 0.16%	0.308	1/25/2046	1,897,619
1,179,834	Countrywide Asset-Backed Certificates, 1M Libor + 0.45%, 144A	0.598	3/25/2047	988,573
299,408	Credit Suisse First Boston Mortgage Securities Corp. (A)	4.064	6/25/2032	300,044
165,829	Credit Suisse First Boston Mortgage Securities Corp, 1M Libor + 2.00%	2.148	10/25/2032	166,051
1,517,258	Credit Suisse First Boston Mortgage Securities Corp. (A)	6.725	2/25/2033	1,415,247
101,720	Credit Suisse First Boston Mortgage Securities Corp. (A)	3.725	3/25/2033	97,021
114,483	Credit Suisse First Boston Mortgage Securities Corp, 1M Libor + 3.25%	3.398	4/25/2034	116,240
634,271	Credit Suisse First Boston Mortgage Securities Corp.	5.500	2/25/2035	637,178
152,405	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 2.00%	2.148	2/25/2035	150,770
928,113	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.95%	2.098	4/25/2032	885,394
573,151	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.00%	3.148	5/25/2032	577,337
448,741	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 5.63%	5.773	10/25/2032	454,941
144,210	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.43%	1.573	1/25/2033	142,549
145,075	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 4.88%	3.424	3/25/2034	187,984
221,578	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.75%, 144A	3.424	3/25/2034	224,113
108,178	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.00%	3.148	3/25/2034	109,503
55,264	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.10%	1.243	1/25/2035	54,836
213,963	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 2.70%	2.848	7/25/2035	213,694
363,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.63%	0.778	7/25/2035	337,405
3,505,000	Credit-Based Asset Servicing & Securitization LLC, 144A (B)	6.000	9/25/2035	2,438,352
60,062	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.80%	0.943	12/25/2035	59,604
435,166	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.50%	1.648	12/25/2035	406,102
2,519,847	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.05%, 144A	1.198	7/25/2036	2,477,396
445,000	Credit-Based Asset Servicing & Securitization LLC (B)	6.114	4/25/2037	387,090
1,155,303	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.34%, 144A	0.488	7/25/2037	935,454
1,360,918	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.75%, 144A	3.898	5/25/2050	1,253,959
609,187	CSFB Mortgage-Backed Trust Series 2004-7 (A)	5.936	11/25/2034	396,304
3,999,987	CSMC 2018-RPL8 Trust, 144A	4.125	7/25/2058	4,017,759
441,912	CWABS Asset-Backed Certificates Trust 2005-1 (A)	4.920	7/25/2035	466,461
783,000	CWABS Asset-Backed Certificates Trust 2005-4 (A)	5.236	7/25/2035	700,258
102,246	CWABS Asset-Backed Certificates Trust 2005-11 (A)	4.181	3/25/2034	102,900
2,000,000	CWABS Asset-Backed Certificates Trust 2005-11 (A)	4.181	2/25/2036	2,039,145
2,113,923	CWABS Inc Asset-Backed Certificates Trust 2004-4, 1M Libor +4.50%	4.648	8/25/2033	2,134,462
13,488	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor +3.00%	3.148	4/25/2034	13,176
184,186	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor +2.33%	2.473	5/25/2034	184,081
65,272	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor +0.86%	1.003	8/25/2034	64,690
2,053,764	CWHEQ Revolving Home Equity Loan Trust Series 2005-B, 1M Libor + 0.18%, 144A	0.332	5/15/2035	2,007,199
453,107	CWHEQ Revolving Home Equity Loan Trust Series 2006-D, 1M Libor + 0.20%	0.352	5/15/2036	427,310
3,000,000	DBJPM 17-C6 Mortgage Trust, 144A (A)	3.375	6/10/2050	2,638,697
1,280,225	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5/DE, 1M Libor + 0.40%	0.575	8/25/2047	793,433
1,043,812	Deutsche Mortgage Securities Inc REMIC Trust Certificates Series 2008-RS1, 1M Libor + 0.25%, 144A	0.397	5/28/2037	295,297
376,295	DSLA Mortgage Loan Trust 2004-AR3, 1M Libor + 1.88%	2.031	7/19/2044	235,109
22,220	DSLA Mortgage Loan Trust 2004-AR3, 1M Libor + 1.65%	1.806	8/25/2035	19,997
36,555	DSLA Mortgage Loan Trust 2005-AR1, 1M Libor + 0.66%	0.816	2/19/2045	2,082
945,723	DSLA Mortgage Loan Trust 2007-AR1, 1M Libor + 0.18%	0.336	4/19/2047	844,018
1,007,443	EMC Mortgage Trust Loan Trust, 1M Libor + 2.55%, 144A	2.698	5/25/2039	923,295
432,487	EquiFirst Mortgage Loan Trust 2004-3, 1M Libor + 3.90%	4.048	12/25/2034	284,878
850,860	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	1.948	4/25/2035	824,872
936,446	Equity One Mortgage Pass-Through Trust 2004-3 (B)	4.350	7/25/2034	899,335
586,292	Finance America Mortgage Loan Trust 2004-1, 1M Libor + 2.18%	2.323	6/25/2034	540,080
4,175	Finance America Mortgage Loan Trust 2004-1, 1M Libor + 1.73%	1.873	6/25/2034	4,194
296,628	Finance America Mortgage Loan Trust 2004-2, 1M Libor +0.90%	1.048	8/25/2034	291,505
135,821	First Franklin Mortgage Loan Asset Backed Certificates, 1M Libor + 2.10%	2.248	5/25/2034	131,513
640,958	First Franklin Mortgage Loan Trust 2002-FF4, 1M Libor + 1.58%	1.723	2/25/2033	496,816
122,690	First Franklin Mortgage Loan Trust 2002-FFA, 1M Libor + 2.00%	2.175	9/25/2032	125,843
976,568	First Franklin Mortgage Loan Trust 2003-FFH1, 1M Libor + 2.63%	2.773	9/25/2033	920,533
3,114,191	First Franklin Mortgage Loan Trust 2003-FFH2, 1M Libor + 2.37%	2.518	2/25/2034	2,989,655
554,549	First Franklin Mortgage Loan Trust 2004-FF5, 1M Libor + 2.40%	2.548	8/25/2034	566,200
772,785	First Franklin Mortgage Loan Trust 2004-FF7 (B)	5.500	9/25/2034	758,214
1,148,388	First Franklin Mortgage Loan Trust 2004-FF7, 1M Libor + 2.18%	2.323	9/25/2034	1,166,390
890,002	First Franklin Mortgage Loan Trust 2004-FF8, 1M Libor + 1.43%	1.573	10/25/2034	889,020
913,553	First Franklin Mortgage Loan Trust 2004-FFH4, 1M Libor +2.70%	2.848	1/25/2035	847,435
8,171,832	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	0.688	10/25/2035	8,079,533
105,168	First Franklin Mortgage Loan Trust 2005-FFH4, 1M Libor + 0.48%	0.628	12/25/2035	105,029
4,609,945	First Franklin Mortgage Loan Trust 2005-FF10, 1M Libor + 0.27%	0.418	7/25/2036	5,688,781
5,004,771	First NLC Trust 2005-1, 1M Libor + 0.65%	0.793	5/25/2035	4,503,762
1,450,568	First NLC Trust 2007-1, 1M Libor + 0.28%, 144A	0.428	8/25/2037	937,633
2,210,738	FOCUS Brands Funding LLC, 144A	5.093	4/30/2047	1,819,979
2,902,500	FOCUS Brands Funding LLC, 144A	3.857	4/30/2047	2,693,589
100,000	Fontainebleau Miami Beach Trust 2019-FBLU, 144A	3.447	12/10/2036	101,216
40,418	Fremont Home Loan Trust 2004-B, 1M Libor + 2.33%	2.473	5/25/2034	40,910
383,888	Fremont Home Loan Trust 2004-C, 1M Libor + 1.73%	1.873	8/25/2034	337,045

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
479,357	GE Capital Mortgage Services Corp. 1999-HE3 Trust (A)	7.775	10/25/2029	$505,783
138,622	GE Capital Mortgage Services Inc 1999-HE2 Trust (A)	7.905	7/25/2029	76,668
2,121,391	Global Mortgage Securitization Ltd., 144A	5.250	4/25/2032	2,038,351
985,145	Global Mortgage Securitization Ltd., 1M Libor + 0.27%, 144A	0.418	4/25/2032	936,434
1,549,199	GMACM Mortgage Loan Trust 2004-GH1 (B)	5.000	7/25/2035	1,600,952
76,807	GreenPoint Mortgage Funding Trust Series 2006-AR3, 1M Libor + 0.23%	0.378	4/25/2036	85,643
245,620	GreenPoint Mortgage Funding Trust Series 2006-AR8, 1M Libor + 0.21%	0.358	1/25/2047	374,777
454,572	GreenPoint Mortgage Loan Trust 2004-1, 1M Libor + 0.58%	0.723	10/25/2034	403,547
1,400,000	GS Mortgage Securities Corp Trust 2017-SLP, 144A (A)	4.744	10/10/2032	1,310,224
1,200,000	GS Mortgage Securities Corp Trust 2019-SMP, 1M Libor + 1.50%, 144A	1.652	8/15/2032	1,144,914
1,394,723	GSAA Home Equity Trust 2005-2, 1M Libor + 2.18%	2.323	12/25/2034	1,414,622
4,176,000	GSAA Home Equity Trust 2005-6, 1M Libor + 1.20%	1.348	6/25/2035	3,664,048
66,533	GSAA Home Equity Trust 2006-3, 1M Libor + 0.08%	0.228	3/25/2036	33,722
1,842,000	GSAA Trust (B)	5.760	11/25/2034	1,712,265
35,986	GSAMP Trust 2003-FM1, 1M Libor + 2.78%	2.931	3/20/2033	38,018
83,148	GSAMP Trust 2004-OPT, 1M Libor + 2.55%	2.698	11/25/2034	69,343
89,597	GSAMP Trust 2004-WF, 1M Libor + 2.48%	2.623	10/25/2034	79,399
1,200,840	GSAMP Trust 2007-FM1, 1M Libor + 0.12%	0.268	12/25/2036	728,937
2,000,000	GSAMP Trust 2007-SEA1, 144A, (B)	5.500	12/25/2036	1,945,026
1,904,000	GSMPS Mortgage Loan Trust 2003-3, 144A (A)	7.330	6/25/2043	538,191
180,797	GSMPS Mortgage Loan Trust 2006-RP1, 1M Libor + 0.35%, 144A	0.498	1/25/2036	147,248
155,424	GSR Mortgage Loan Trust 2003-2F, H15T1Y + 1.75%	2.930	3/25/2033	134,758
165,262	GSR Mortgage Loan Trust 2003-2F	4.750	3/25/2032	168,649
21,254	GSR Mortgage Loan Trust 2004-7 (A)	2.904	6/25/2034	19,850
2,553,430	GSR Mortgage Loan Trust 2006-4F,1M Libor + 0.35%	0.498	5/25/2036	205,610
1,194,571	GSR Mortgage Loan Trust 2006-9F, 1M Libor + 0.35%	0.498	10/25/2036	173,800
141,901	GSR Mortgage Loan Trust 2006-AR2 (A)	3.442	4/25/2036	117,652
38,563	GSR Mortgage Loan Trust 2006-AR2, 1M Libor + 0.78%	0.928	12/25/2035	19,989
1,594,757	GSR Mortgage Loan Trust 2006-OA1, 1M Libor + 0.26%	0.408	8/25/2046	972,804
26,646,054	HarborView Mortgage Loan Trust 2005-8 (A)	2.308	9/19/2035	1,493,674
4,890,165	HarborView Mortgage Loan Trust 2005-13, 1M Libor + 0.56%	0.716	2/19/2036	3,603,680
16,182,768	HarborView Mortgage Loan Trust 2006-1 (A)	2.348	3/19/2036	1,250,855
204,184	HarborView Mortgage Loan Trust 2006-7, 1M Libor + 0.20%	0.356	9/19/2046	180,660
1,895,213	HarborView Mortgage Loan Trust 2006-8, 1M Libor + 0.38%	0.536	7/21/2036	1,861,682
6,161,655	HarborView Mortgage Loan Trust 2006-10, 1M Libor + 0.24%	0.396	11/19/2036	5,443,900
3,312,868	HarborView Mortgage Loan Trust 2007-1, 1M Libor + 0.18%	0.336	3/19/2037	3,034,123
2,212,507	Helios Issuer LLC, 144A	8.000	9/20/2049	2,190,920
5,500,000	HMH Trust 2017-NSS, 144A	6.292	7/5/2031	4,269,641
2,000,000	HMH Trust 2017-NSS, 144A	8.481	7/5/2031	1,297,937
237,122	Home Equity Asset Trust, 1M Libor + 2.55%	2.698	3/25/2033	238,077
1,333,643	Home Equity Asset Trust, 1M Libor + 3.50%	3.648	3/25/2034	1,293,881
263,366	Home Equity Asset Trust, 1M Libor + 2.50%	2.675	4/25/2034	250,394
135,035	Home Equity Asset Trust, 1M Libor + 2.35%	2.498	4/25/2034	130,539
469,968	Home Equity Asset Trust, 1M Libor + 2.60%	2.748	8/25/2034	742,894
770,660	Home Equity Asset Trust, 1M Libor + 1.50%	1.648	3/25/2035	754,026
263,059	Home Equity Asset Trust 2002-2, 1M Libor + 1.85%	1.998	6/25/2032	246,213
925,317	Home Equity Asset Trust 2004-4, 1M Libor + 2.75%	2.925	10/25/2034	943,913
215,407	Home Equity Asset Trust 2004-6, 1M Libor + 1.65%	1.798	12/25/2034	210,771
1,132,831	Home Equity Asset Trust 2005-4, 1M Libor + 1.68%	1.828	10/25/2035	1,223,654
142,650	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-B, 1M Libor + 0.74%	0.883	8/25/2035	143,197
137,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.44%	0.588	3/25/2036	127,946
5,659,097	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D, 1M Libor + 0.16%	0.308	11/25/2036	5,239,250
211,046	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-E, 1M Libor + 0.12%	0.268	4/25/2037	166,737
1,817,545	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2007-A, 1M Libor + 0.24%	0.388	4/25/2037	1,355,304
840,351	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2007-A, 1M Libor + 0.22%	0.368	4/25/2037	722,656
471,747	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-C, 1M Libor + 2.18%	2.323	12/25/2032	438,275
109,622	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A (B)	4.804	4/25/2033	133,772
262,272	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-B, 1M Libor + 2.18%	2.323	11/25/2034	266,483
318,281	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.88%	2.023	3/25/2035	309,521
373,450	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.58%	1.723	3/25/2035	361,516
169,750	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.43%	1.573	3/25/2035	161,226
192,804	HomeBanc Mortgage Trust 2004-2, 1M Libor + 0.98%	1.123	12/25/2034	187,478
90,526	HomeBanc Mortgage Trust 2005-1, 1M Libor + 1.30%	1.448	3/25/2035	76,096
693,650	HomeBanc Mortgage Trust 2005-1, 1M Libor + 1.25%	1.398	3/25/2035	678,563
4,778,376	HSI Asset Securitization Corp Trust 2007-WF1, 1M Libor + 0.27%	0.418	5/25/2037	5,286,867
453,975	IMC Home Equity Loan Trust 1998-1 (B)	7.530	6/20/2029	464,191
3,838	IMC Home Equity Loan Trust 1998-5 (B)	6.560	3/15/2037	3,915
83,857	Impac CMB Trust Series 2004-4, 1M Libor + 2.25%	2.398	9/25/2034	80,313
593,265	Impac CMB Trust Series 2004-11, 1M Libor + 0.74%	0.888	3/25/2035	581,170
88,639	Impac CMB Trust Series 2005-2, 1M Libor + 2.48%	2.623	4/25/2035	84,238
132,959	Impac CMB Trust Series 2005-2, 1M Libor + 1.13%	1.273	4/25/2035	123,283
789,193	Impac CMB Trust Series 2005-2, 1M Libor + 0.77%	0.913	4/25/2035	726,316
243,578	Impac CMB Trust Series 2005-2, 1M Libor + 0.65%	0.793	4/25/2035	235,444
10,105	Impac CMB Trust Series 2005-6, 1M Libor + 3.38%	3.523	10/25/2035	10,820
279,368	Impac Secured Assets CMN Owner Trust	6.500	4/25/2033	236,211
4,122,223	Impac Secured Assets Corp Series 2004-4, 1M Libor + 1.65%	1.798	2/25/2035	3,268,964
1,728,437	IndyMac IMJA Mortgage Loan Trust 2007-A1	6.000	8/25/2037	1,078,009
1,772,882	IndyMac IMJA Mortgage Loan Trust 2007-A3	6.250	11/25/2037	1,185,041

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
3,330,113	IndyMac IMSC Mortgage Loan Trust 2007-HOA1, 1M Libor + 0.18%	0.328	7/25/2047	$2,721,909
129,749	IndyMac INDA Mortgage Loan Trust 2006-AR3 (A)	3.719	12/25/2036	118,282
97,922	IndyMac INDX Mortgage Loan Trust 2004-AR5, 1M Libor + 0.80%	0.948	8/25/2034	88,476
1,472,053	IndyMac INDX Mortgage Loan Trust 2004-AR6 (A)	3.997	10/25/2034	1,462,332
1,390,389	IndyMac INDX Mortgage Loan Trust 2004-AR14, 1M Libor + 0.72%	0.868	1/25/2035	1,170,044
3,841,304	IndyMac INDX Mortgage Loan Trust 2005-AR16IP, 1M Libor + 0.64%	0.788	7/25/2045	3,407,231
5,095,615	IndyMac INDX Mortgage Loan Trust 2005-AR18, 1M Libor + 0.31%	0.458	10/25/2036	2,967,749
448,144	IndyMac INDX Mortgage Loan Trust 2005-AR23 (A)	3.414	11/25/2035	419,723
78,273	IndyMac INDX Mortgage Loan Trust 2006-AR6 (A)	3.533	5/25/2036	75,793
95,326	IndyMac INDX Mortgage Loan Trust 2006-AR6, 1M Libor + 0.20%	0.348	6/25/2046	83,217
712,292	IndyMac INDX Mortgage Loan Trust 2006-AR8, 1M Libor + 0.23%	0.378	7/25/2046	692,533
1,012,197	IndyMac INDX Mortgage Loan Trust 2006-AR29, 1M Libor + 0.17%	0.318	11/25/2036	951,162
826,096	IndyMac INDX Mortgage Loan Trust 2006-AR29, 1M Libor + 0.08%	0.228	11/25/2036	771,446
46,135	Irwin Home Equity Loan Trust 2006-1, 1M Libor + 0.42%, 144A	0.568	9/25/2035	45,623
3,000,000	J.P. Morgan Chase Commercial Mortgage SecuritiesTrust 2018-MINN, 1M Libor + 2.50%, 144A	3.500	11/15/2035	2,591,819
575,034	JP Morgan Alternative Loan Trust (A)	3.632	5/25/2036	455,939
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (A)	6.273	4/15/2045	224,872
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (A)	6.273	4/17/2045	153,116
3,373,555	JP Morgan Chase Commercial Mortgage Securities Trust 2012-WLDN, 144A	3.910	5/5/2030	2,664,360
27,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PTC, 1M Libor + 3.12%, 144A	3.272	4/15/2031	26,248
51,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PTC, 1M Libor + 2.30%, 144A	2.452	4/15/2031	49,847
957,411	JP Morgan Mortgage Trust 2005-A1 (A)	3.719	2/25/2035	631,801
126,547	JP Morgan Mortgage Trust 2006-A6 (A)	3.164	10/25/2036	108,024
287,072	JP Morgan Mortgage Trust 2006-A7 (A)	3.795	1/25/2037	265,549
160,512	JP Morgan Mortgage Trust 2006-S3	6.500	8/25/2036	99,576
5,000,000	Lehman Brothers Small Balance Commercial Mortgage Trust 2007-2, 1M Libor + 0.60%, 144A **	0.748	6/25/2037	3,463,951
53,518	Lehman Mortgage Trust 2005-3	6.000	1/25/2036	58,624
2,382,693	Lehman Mortgage Trust 2005-3	5.500	1/25/2036	1,822,893
5,593,525	Lehman Mortgage Trust 2007-5, 1M Libor + 6.34% **	6.192	6/25/2037	1,513,634
138,154	Lehman XS Trust 2007-1, 1M Libor + 0.23%	0.378	2/25/2037	103,790
1,509,963	Lehman XS Trust 2007-6, 1M Libor + 0.21%	0.358	5/25/2037	1,288,455
4,757,681	Lehman XS Trust Series 2005-5N, 1M Libor + 0.36%	0.508	11/25/2035	4,316,097
5,884,603	Lehman XS Trust Series 2005-9N, Federal Reserve U.S. 12 month + 1.06%	2.231	2/25/2036	5,397,043
820,650	Lehman XS Trust Series 2007-7N, 1M Libor + 0.24%	0.415	6/25/2047	717,833
1,113,441	Lehman XS Trust Series 2007-12N, 1M Libor + 0.20%	0.348	7/25/2047	1,054,416
212,658	Lehman XS Trust Series 2007-16N, 1M Libor + 0.85%	0.998	9/25/2047	207,599
5,200,000	Long Beach Mortgage Loan Trust 2001-2, 1M Libor + 1.95% ^	0.000	7/25/2031	408,196
56,493	Long Beach Mortgage Loan Trust 2003-4, 1M Libor + 2.63%	2.773	8/25/2033	57,615
39,514	Long Beach Mortgage Loan Trust 2004-4, 1M Libor + 1.65%	1.798	10/25/2034	39,333
70,706	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.95%	2.098	9/25/2034	72,818
140,310	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	1.948	9/25/2034	142,509
5,095,853	Long Beach Mortgage Loan Trust 2005-1, 1M Libor + 1.43%	1.573	2/25/2035	4,859,805
285,814	MASTR Alternative Loan Trust 2006-2, 1M Libor + 0.40%	0.548	3/25/2036	16,171
439,714	MASTR Alternative Loan Trust 2006-2, 1M Libor + 0.35%	0.498	3/25/2036	23,711
1,585,798	Mastr Asset Backed Securities Trust 2004-FRE1, 1M Libor + 2.10%	2.248	7/25/2034	1,637,269
2,954,440	Mastr Asset Backed Securities Trust 2004-HE1, 1M Libor + 3.75%	3.898	9/25/2034	2,943,493
657,256	Mastr Asset Backed Securities Trust 2004-OPT2, 1M Libor +2.85%	2.998	9/25/2034	538,453
55,242	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 0.96%	1.108	10/25/2034	55,120
106,453	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 1.20%	1.348	12/25/2034	107,218
61,493	MASTR Asset Securitization Trust 2004-1 (A)	5.488	2/25/2034	58,486
94,295	MASTR Asset Securitization Trust 2004-3	5.500	3/25/2034	75,960
332,556	Mastr Specialized Loan Trust, (B), 144A	6.250	7/25/2035	385,174
1,186,823	Mellon Residential Funding Cor Mor Pas Thr Tr Ser 1999-tbc3 (A)	2.610	10/20/2029	1,167,251
954,755	MERIT Securities Corp (B)	8.350	7/28/2033	821,325
923,938	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR4, 1M Libor + 0.25%	0.398	8/25/2037	882,934
86,134	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1 (A)	3.699	12/25/2032	72,752
1,088,197	Merrill Lynch Mortgage Investors Trust Series 2003-HE1, 1M Libor + 2.48%	2.650	7/25/2034	1,077,571
193,330	Merrill Lynch Mortgage Investors Trust Series 2004-HE2, 1M Libor + 4.35%	4.498	8/25/2035	189,273
491,885	Merrill Lynch Mortgage Investors Trust Series 2004-WMC2, 1M Libor + 2.78%	2.923	12/25/2034	494,000
2,870,909	Merrill Lynch Mortgage Investors Trust Series 2005-A6, 1M Libor +0.65%	0.798	8/25/2035	3,956,398
960,570	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 1M Libor + 5.63%, 144A	5.773	9/25/2035	938,061
279,227	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 1M Libor + 0.80%	0.943	9/25/2035	278,643
650,000	Merrill Lynch Mortgage Investors Trust Series 2006-HE1, 1M Libor + 0.40%	0.548	12/25/2036	587,640
17,230	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 (A)	2.875	9/25/2037	16,295
771,255	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 (A)	2.738	9/25/2037	448,749
80,335	Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A1 (A)	3.739	2/25/2034	71,817
196,895	Morgan Stanley ABS Capital I Inc Trust 2001-WF1, 1M Libor + 1.58%	1.723	9/25/2031	202,853
703,110	Morgan Stanley ABS Capital I Inc Trust 2003-NC5, 1M Libor + 4.95%	5.098	4/25/2033	705,215
568,546	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 1M Libor + 5.63%	5.773	9/25/2033	561,312
420,215	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 1M Libor + 5.40%	5.548	9/25/2033	424,625
732,187	Morgan Stanley ABS Capital I Inc Trust 2003-NC10, 1M Libor + 5.63%	5.773	10/25/2033	748,349
19,356	Morgan Stanley ABS Capital I Inc Trust 2004-HE4, 1M Libor + 3.15%	3.298	5/25/2034	21,749
915,535	Morgan Stanley ABS Capital I Inc Trust 2004-HE6, 1M Libor + 2.03%	2.173	8/25/2034	913,378
46,212	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1M Libor + 2.70%	2.848	9/25/2034	45,834
171,915	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1M Libor + 1.95%	2.098	9/25/2034	171,330
1,024,968	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.58%	1.723	11/25/2034	930,064
44,197	Morgan Stanley ABS Capital I Inc Trust 2004-NC7, 1M Libor + 1.73%	1.873	7/25/2034	43,528
69,219	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 1M Libor + 2.78%	2.923	9/25/2034	69,885

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
265,123	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 1M Libor + 1.88%	2.023	9/25/2034	$266,022
1,500,428	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.43%	1.573	1/25/2035	1,065,344
1,366,815	Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 1M Libor + 1.31%	1.453	12/25/2034	1,163,662
492,840	Morgan Stanley ABS Capital I Inc Trust 2005-HE2, 1M Libor + 1.02%	1.168	1/25/2035	434,937
312,669	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1M Libor + 1.88%	2.023	1/25/2035	306,441
1,100,106	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1M Libor + 1.10%	1.243	1/25/2035	1,019,756
1,887,631	Morgan Stanley ABS Capital I Inc Trust 2005-NC2, 1M Libor + 1.04%	1.183	3/25/2035	1,382,703
1,599,671	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	1.123	2/25/2035	1,154,411
200,000	Morgan Stanley ABS Capital I Inc Trust 2005-WMC4, 1M Libor + 1.05%	1.198	4/25/2035	194,794
4,001,841	Morgan Stanley ABS Capital I Inc Trust 2006-HE7, 1M Libor + 0.23%	0.378	9/25/2036	2,375,066
343,410	Morgan Stanley ABS Capital I Inc Trust 2007-HE3, 1M Libor + 0.06%	0.208	12/25/2036	221,323
99,000	Morgan Stanley Capital I Trust 2019-MEAD, 144A (A)	3.283	11/10/2036	95,597
95,000	Morgan Stanley Capital I Trust 2019-MEAD, 144A (A)	3.283	11/10/2036	87,267
1,284,348	Morgan Stanley Home Equity Loan Trust 2007-2, 1M Libor + 0.10%	0.248	4/25/2037	860,183
2,364,530	Morgan Stanley IXIS Real Estate Capital Trust 2006-2, 1M +0.15%	0.298	11/25/2036	1,154,352
20,949,213	Morgan Stanley Mortgage Loan Trust 2007-7AX, 1M Libor + 0.32%	0.468	4/25/2037	1,680,282
5,261,451	Morgan Stanley Mortgage Loan Trust 2007-7AX, 1M Libor + 0.32%	0.468	4/25/2037	430,181
187,394	Mortgage IT Trust 2004-2, 1M Libor + 0.83%	0.973	12/25/2034	186,143
71,141	Mortgage IT Trust 2005-2, 1M Libor + 1.65%	1.805	5/25/2035	74,433
248,173	Mortgage IT Trust 2005-2, 1M Libor + 0.81%	0.958	5/25/2035	250,589
802,448	Motel 6 Trust 2017-MTL6, 1M Libor + 3.25%, 144A	3.402	8/15/2034	784,018
2,500,000	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.28%	0.428	3/25/2037	2,190,858
1,048,129	New Century Home Equity Loan Trust 2003-6, 1M Libor + 4.76%	4.911	1/25/2034	1,058,216
109,377	New Century Home Equity Loan Trust 2004-1	2.173	5/25/2034	109,743
4,903,909	New Century Home Equity Loan Trust 2005-1, 1M Libor + 1.20%	1.348	3/25/2035	3,854,647
3,633,921	New Century Home Equity Loan Trust 2005-2, 1M Libor + 1.02%	1.168	6/25/2035	2,505,029
353,887	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.16%	0.308	8/25/2036	344,805
1,387,005	New Century Home Equity Loan Trust Series 2003-2, 1M Libor + 3.00%	3.148	1/25/2033	1,282,694
174,454	New Century Home Equity Loan Trust Series 2003-3, 1M Libor + 5.63%	5.773	7/25/2033	158,595
258,630	New Century Home Equity Loan Trust Series 2003-5 (B)	6.000	11/25/2033	263,608
29,202	New Century Home Equity Loan Trust Series 2003-5 (B)	5.002	11/25/2033	28,881
223,138	Newcastle Mortgage Securities Trust 2007-1, 1M Libor +0.65%	0.798	4/25/2037	977,556
136,355	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AR1, 1M Libor +1.10%	1.248	8/25/2034	139,316
72,182	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-S1, 1M Libor + 0.62%	0.768	1/25/2036	129,313
311,194	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AF1 (A)	4.173	6/25/2036	268,394
101,481	NovaStar Mortgage Funding Trust Series 2003-3, 1M Libor + 1.13%	1.273	12/25/2033	101,435
1,922,698	NovaStar Mortgage Funding Trust Series 2004-1, 1M Libor + 2.70%	2.848	6/25/2034	1,622,409
1,281,027	NovaStar Mortgage Funding Trust Series 2004-1, 1M Libor + 2.55%	2.698	6/25/2034	1,290,286
98,506	NovaStar Mortgage Funding Trust Series 2004-3, 1M Libor + 2.78%	2.923	12/25/2034	90,960
2,500,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	2.698	3/25/2035	2,394,605
3,193,564	NovaStar Mortgage Funding Trust Series 2005-1, 1M Libor + 1.77%	1.918	6/25/2035	2,144,110
598,687	NovaStar Mortgage Funding Trust Series 2006-MTA1, 1M Libor + 0.38%	0.528	9/25/2046	574,350
3,334,482	NRZ Excess Spread-Collateralized Notes, 144A **	5.670	5/25/2023	3,171,020
1,892,410	Oakwood Mortgage Investors, Inc. (A)	7.760	3/15/2032	1,907,427
298,286	Option One Mortgage Loan Trust 2004-1, 1M Libor + 2.03%	2.623	1/25/2034	255,216
439,085	Option One Mortgage Loan Trust 2004-1, 1M Libor + 2.48%	2.173	1/25/2034	393,969
593,107	Option One Mortgage Loan Trust 2004-2, 1M Libor + 2.70%	2.848	5/25/2034	498,511
604,074	Option One Mortgage Loan Trust 2004-2, 1M Libor + 1.88%	2.023	5/25/2034	605,324
261,917	Option One Mortgage Loan Trust 2004-2, 1M Libor + 1.58%	1.723	5/25/2034	259,052
5,602,061	Optone Delware Trust Adj%, 144A (A)(C)	12.003	2/26/2038	4,385,494
235,084	Origen Manufactured Housing (A)	7.820	3/15/2032	231,112
1,043,379	Ownit Mortgage Loan Trust Series 2004-1, 1M Libor + 2.78%	2.923	7/25/2035	1,203,483
313,939	Ownit Mortgage Loan Trust Series 2006-2 (B)	5.633	1/25/2037	318,605
1,127,216	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ1, 1M Libor +2.78%	2.923	9/25/2034	1,079,359
227,624	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 1M Libor + 0.48%	0.628	8/25/2035	227,901
2,605,071	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WLL, 1M Libor + 1.11%, 144A	1.258	3/25/2035	1,814,253
2,816,050	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	0.808	9/25/2035	2,084,039
165,603	People’s Choice Home Loan Securities Trust Series 2004-2, 1M Libor + 2.70%	2.848	10/25/2034	133,377
189,648	People’s Choice Home Loan Securities Trust Series 2004-2, 1M Libor + 1.73%	1.873	10/25/2034	187,079
74,720	Popular ABS Mortgage Pass-Through Trust 2005-5 (B)	3.806	11/25/2035	76,053
980,213	Popular ABS Mortgage Pass-Through Trust 2005-A, 1M Libor + 1.65%	1.798	6/25/2035	899,174
700,000	Popular ABS Mortgage Pass-Through Trust 2005-B, 1M Libor + 1.90%	2.048	8/25/2035	691,774
394,837	Prime Mortgage Trust 2006-1	5.500	6/25/2036	392,068
695,000	Prime Mortgage Trust 2006-CL1, 1M Libor + 0.48%	0.628	2/25/2035	515,647
992,000	Prime Mortgage Trust 2006-CL1, 1M Libor + 0.40%	0.548	2/25/2035	800,546
300,000	Provident Bank Home Equity Loan Trust 1998-4, 1M Libor + 3.50%	3.648	1/25/2030	304,239
216,200	Provident Bank Home Equity Loan Trust 1999-3, 1M Libor + 0.42%	1.015	1/25/2031	198,698
746,025	Provident Bank Home Equity Loan Trust 1999-3, 1M Libor + 0.39%	0.955	1/25/2031	678,102
1,973,765	Quest Trust, 1M Libor + 5.25%, 144A	4.532	12/25/2033	1,761,698
347,716	Quest Trust, 1M Libor + 4.88%, 144A	5.023	2/25/2034	351,638
325,067	RAAC Series 2004-SP3 Trust, 1M Libor + 1.85%	1.998	9/25/2034	174,816
833,258	RAAC Series 2005-SP2 Trust, 1M Libor + 0.30%	0.448	6/25/2044	731,238
694,331	RAAC Series 2007-RP4 Trust, 1M Libor + 0.35%, 144A	0.498	11/25/2046	658,350
12,720	RALI Series 2003-QS9 Trust, 1M Libor + 0.45%	0.598	5/25/2030	11,838
5,204,888	RALI Series 2005-QO1 Trust, 1M Libor +0.38%	0.528	8/25/2035	2,562,698
330,115	RALI Series 2005-QS7 Trust	5.500	6/25/2035	322,906
2,422,680	RALI Series 2006-QO7 Trust, Federal Reserve U.S. 12 month + 0.80%	1.971	9/25/2046	2,212,110
668,733	RALI Series 2006-QO8 Trust, 1M Libor + 0.20%	0.348	10/25/2046	632,321

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
261,010	RALI Series 2006-QS7 Trust, 1M Libor + 0.40%	0.575	6/25/2036	$180,740
57,925,621	RALI Series 2006-QS12 Trust (A)(C) **	0.469	9/25/2036	774,448
952,451	RALI Series 2007-QH3 Trust, 1M Libor + 0.21%	0.358	4/25/2037	2,759,873
527,811	RALI Series 2007-QH5 Trust, 1M Libor + 0.25%	0.398	6/25/2037	18,919
625,024	RALI Series 2007-QH7 Trust, 1M Libor + 0.27%	0.418	8/25/2037	332,818
297,057	RAMP Series 2003-RS9 Trust, 1M Libor + 2.70%	2.848	10/25/2033	298,388
6,258	RAMP Series 2004-SL1 Trust, 1M Libor + 1.90%	2.048	10/25/2031	6,271
1,000,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.63%	0.778	9/25/2035	956,644
409,322	RAMP Series 2005-RS8 Trust, 1M Libor + 0.50%	0.648	9/25/2035	399,104
814,266	RAMP Series 2006-RS1 Trust, 1M Libor +0.41%	0.558	1/25/2036	524,245
2,218,405	RAMP Series 2006-RZ2 Trust, 1M Libor +0.51%	0.658	5/25/2036	2,409,295
823,315	RASC Series 2003-KS4 Trust, 1M Libor + 0.58%	0.728	6/25/2033	789,640
1,844,466	RASC Series 2004-KS6 Trust	4.987	7/25/2034	1,699,840
3,000,000	RASC Series 2005-KS6 Trust, 1M Libor + 1.88%	2.023	7/25/2035	2,808,587
382,971	Renaissance Home Equity Loan Trust 2002-3, 1M Libor + 5.25%	5.398	12/25/2032	276,051
15,230,710	Reperforming Loan REMIC Trust 2005-R1, 144A (A) **	5.941	3/25/2035	2,627,186
16,922,122	Reperforming Loan REMIC Trust 2005-R2, 144A (A) **	5.485	6/25/2035	2,033,548
19,363,623	Reperforming Loan REMIC Trust 2006-R1 **	5.605	1/25/2036	2,447,812
1,473,031	Residential Asset Securitization Trust 2003-A4	5.750	5/25/2033	1,159,989
23,955,851	Residential Asset Securitization Trust 2005-A11CB (A)(C) **	0.335	10/25/2035	199,912
1, 997,518	Residential Asset Securitization Trust 2007-A1	6.000	3/25/2037	1,178,610
1,483,207	Residential Asset Securitization Trust 2007-A2	6.000	4/25/2037	1,194,229
1,926,342	Residential Asset Securitization Trust 2007-A8	6.000	8/25/2037	1,590,877
2,843,093	Residential Asset Securitization Trust 2007-A9 (A)(C) **	7.000	9/25/2037	690,995
246,613	SACO I Inc., 144A (A)	5.455	4/25/2039	251,390
596,471	SACO I Trust 2006-3, 1M Libor + 0.36%	0.508	4/25/2036	592,639
179,214	SACO I Trust 2006-6, 1M Libor + 0.26%	0.408	6/25/2036	176,299
618,856	SASCO Mortgage Loan Trust 2004-GEL2 (B)	5.500	7/19/2044	650,523
719,805	SASCO Mortgage Loan Trust 2004-GEL2 (B)	5.500	5/25/2034	706,043
401,672	Saxon Asset Securities Trust 2002-3, 1M Libor + 2.59%	2.736	12/25/2032	378,506
52,691	Saxon Asset Securities Trust 2004-2, 1M Libor + 1.91%	2.053	8/25/2035	49,608
948,250	Saxon Asset Securities Trust 2005-1, 1M Libor + 3.53%	1.994	5/25/2035	47,019
4,500,000	Saxon Asset Securities Trust 2007-4, 1M Libor + 3.00%, 144A	3.148	12/25/2037	2,225,873
30,746	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 3.00%	3.148	2/25/2034	28,222
41,940	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 2.18%	2.323	2/25/2034	42,932
48,676	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 1.73%	1.873	2/25/2034	48,680
141,886	Securitized Asset Backed Receivables LLC Trust 2004-NC3, 1M Libor + 1.68%	1.828	9/25/2034	139,406
47,263	Security National Mortgage Loan Trust 2005-1, 1M Libor + 0.40%, 144A	0.548	2/25/2035	46,943
122,660	Sequoia Mortgage Trust 2007-1 (A)	3.232	2/20/2047	109,509
206,944	Sequoia Mortgage Trust 9, 1M Libor + 1.13%	1.281	9/20/2032	187,795
200,000	SG Mortgage Securities Trust 2006-OPT2, 1M Libor + 0.15%	0.298	10/25/2036	185,317
203,619	Soundview Home Loan Trust 2004-WMC1, 1M Libor + 1.20%	1.348	1/25/2035	198,304
1,311,596	Soundview Home Loan Trust 2006-3, 1M Libor + 0.16%	0.308	11/25/2036	1,303,410
362,243	Soundview Home Loan Trust 2007-OPT2, 1M Libor + 0.18%	0.328	7/25/2037	344,213
1,405,224	Soundview Home Loan Trust 2007-OPT4, 1M Libor + 1.00%	1.148	9/25/2037	1,146,451
166,394	Specialty Underwriting & Residential Finance Trust Series 2003-BC2, 1M Libor + 4.50%	4.648	6/25/2034	169,728
443,457	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 1M Libor + 2.55%	2.698	2/25/2035	425,885
132,150	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 1M Libor + 1.95%	2.098	2/25/2035	132,672
24,755	Specialty Underwriting & Residential Finance Trust Series 2004-BC3, 1M Libor + 2.63%	2.773	7/25/2035	25,077
1,628,064	Specialty Underwriting & Residential Finance Trust Series 2006-BC5, 1M Libor + 0.15%	0.298	11/25/2037	1,120,102
2,428,576	Starwood Retail Property Trust 2014-STAR, 1M Libor + 1.47% 144A	1.622	11/15/2027	1,744,041
1,868,560	Structured Adjustable Rate Mortgage Loan Trust Series 2005-18 (A)	3.479	9/25/2035	1,601,020
191,352	Structured Asset Investment Loan Trust, 1M Libor + 4.50%	4.648	10/25/2033	212,950
260,149	Structured Asset Investment Loan Trust 2003-BC2, 1M Libor + 1.38%	1.528	4/25/2033	256,625
80,498	Structured Asset Investment Loan Trust 2003-BC2, 1M Libor + 0.72%	0.868	4/25/2033	78,865
145,759	Structured Asset Investment Loan Trust 2003-BC4, 1M Libor + 4.88%	5.023	6/25/2033	139,858
68,262	Structured Asset Investment Loan Trust 2003-BC8, 1M Libor + 2.63%	2.773	8/25/2033	69,763
473,390	Structured Asset Investment Loan Trust 2003-BC10, 1M Libor + 4.50%	4.648	10/25/2033	479,482
508,601	Structured Asset Investment Loan Trust 2004-5, 1M Libor + 3.00%	3.148	5/25/2034	503,150
1,734,865	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 3.75%	3.898	9/25/2034	1,603,224
80,820	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 1.73%	1.873	9/25/2034	80,805
118,030	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 0.93%	1.078	9/25/2034	115,825
71,562	Structured Asset Investment Loan Trust 2004-9, 1M Libor + 2.78%	2.923	10/25/2034	70,332
512,216	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.28%	1.423	12/25/2034	496,210
2,925,002	Structured Asset Mortgage Investments II Trust 2005-AR2, 1M Libor + 0.46%	0.608	5/25/2045	2,111,206
366,754	Structured Asset Mortgage Investments II Trust 2006-AR3, 1M Libor + 0.21%	0.358	4/25/2036	313,578
23,089	Structured Asset Mortgage Investments II Trust 2006-AR7, 1M Libor +0.20%	0.348	8/25/2036	41,478
779,502	Structured Asset Mortgage Investments II Trust 2007-AR7 (A)	3.076	5/25/2047	654,239
601,858	Structured Asset Securities Corp (A), 144A	4.768	7/25/2035	475,709
435,008	Structured Asset Securities Corp 2005-S1, 1M Libor + 1.05%	1.198	3/25/2035	1,527,360
1,020,105	Structured Asset Securities Corp Assistance Loan Trust 2003-AL1, 144A	3.357	4/25/2031	1,018,307
40,868	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2001-SB1	3.375	8/25/2031	37,826
181,196	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2003-36XS (B)	5.311	11/25/2033	129,489
146,323	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2003-9A (A)	2.989	3/25/2033	109,651
171,251	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2004-6XS (B)	5.670	3/25/2034	176,572
296,249	Structured Asset Securities Corp Pass-Through Certificates Series 2002-AL1	3.450	2/25/2032	287,549
736,534	SunTrust Alternative Loan Trust 2006-1F	6.000	4/25/2036	585,318
145,292	Terwin Mortgage Trust 2003-7SL, 144A (A)	6.346	12/25/2033	138,435

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES - 86.3% (continued)
414,617	Terwin Mortgage Trust 2004-7HE, 1M Libor + 0.85%, 144A	0.998	7/25/2034	$401,988
1, 029,361	Terwin Mortgage Trust 2004-18SL, 144A (A)	8.000	10/25/2034	1,028,813
376,242	Terwin Mortgage Trust 2006-HF-1 (A)	4.560	2/25/2037	410,335
177,562	Terwin Mortgage Trust Series TMTS 2003-2HE (A)	6.000	7/25/2034	174,382
52,586	Terwin Mortgage Trust Series TMTS 2003-5SL, 144A (A)	8.000	10/25/2034	46,976
735,325	Truman Capital Mortgage Loan Trust, 1M Libor + 4.13%, 144A	4.273	1/25/2034	768,433
1, 767,790	UCFC Home Equity Loan Trust 1998-D (A)	7.750	4/15/2030	1,836,571
2,450,000	US 2018-USDC, 144A (A)	4.642	5/13/2038	2,076,528
131,106	Voyager CNTYW Delaware Trust, 144A (A)(C)	32.135	2/16/2036	119,035
660,891	WaMu Mortgage Pass-Through Certificates Series 2006-AR4 Trust, COF11 + 1.50%	2.255	5/25/2046	616,000
1, 815,800	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-1 Trust, 1M Libor +0.37%	0.518	2/25/2037	1,071,567
503,073	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OA1 Trust, Federal Reserve U.S. 12 month + 0.71%	1.881	12/25/2046	453,663
2, 244,330	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE5 Trust, 1M Libor + 0.06%	0.208	10/25/2036	1,190,693
15,153,000	Wells Fargo Commercial Mortgage Trust 2016-C34, 1M Libor, 144A (A)(C) **	2.192	6/15/2049	1,409,923
4,500,000	Wells Fargo Commercial Mortgage Trust 2020-SDAL, 1M Libor + 3.49%, 144A	3.643	2/15/2037	3,289,407
1,104,823	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 144A (A)	5.000	10/25/2034	1,034,838
317,698	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 1M Libor + 2.82%	2.968	10/25/2034	314,940
1, 775,415	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 1M Libor + 3.75%, 144A	3.898	4/25/2035	1,802,157
322,971	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 1M Libor + 3.75%	3.898	4/25/2035	331,446
150,083	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, 1M Libor + 0.95%	1.098	4/25/2034	149,346
25,064	Wilshire Mortgage Loan Trust, 144A, (A)	8.990	5/25/2028	15,168
64,770	Wilshire Mortgage Loan Trust, (A)	7.425	5/25/2028	66,816
68,348	Wilshire Mortgage Loan Trust, (A)	6.835	3/25/2028	70,822
214,263	Yale Mortgage Loan Trust 2007-1, 144A, 1M Libor + 0.40%	0.548	6/25/2037	90,376
	TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES (Cost $573,924,539)			610,477,010

	U.S. TREASURY BONDS - 6.9%
25,000,000	United States Treasury Bond +	0.000	12/17/2020	24,995,588
10,000,000	United States Treasury Bond	1.125	5/15/2040	9,864,063
14,000,000	United States Treasury Bond	1.125	8/15/2040	13,769,219
	TOTAL U.S. TREASURY BONDS (Cost $48,687,460)			48,628,870

Shares
	SHORT TERM INVESTMENTS - 5.1%
	MONEY MARKET FUNDS - 5.1%
4,164,089	Dreyfus Treasury & Agency Cash Management - Institutional Class to yield 0.01% *			4,164,089
31,727,570	Goldman Sachs Financial Square Funds - Government Fund, Institutional Class, to yield 0.00% *			31,727,570
	TOTAL SHORT-TERM INVESTMENTS (Cost $35,891,659)			35,891,659

	TOTAL INVESTMENTS - 100.9% (Cost - $681,238,990)			$713,406,330
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%			(6,267,176)
	NET ASSETS - 100.0%			707,139,154

+	Zero Coupon Bond

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

**	Illiquid security. Total illiquid securities represents 4.23% of net assets as of September 30, 2020.

^	Fair Valued by the Board of Trustees in good faith using significant unobservable inputs.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2020 144A, securities amounted to $165,605,444 or 23.42% of net assets.

LIBOR - London Interbank Offered Rate

(A)	Variable rate security.

(B)	STEP Coupon Bond

(C)	Interest only variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate at September 30, 2020.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

ASSETS
Investment in securities (identified cost $681,238,990), at fair value	$713,406,330
Cash	5,405
Interest receivable	1,649,305
Receivable for Fund shares sold	922,969
Receivable for securities sold	131,518
Prepaid expenses and other assets	77,757
TOTAL ASSETS	716,193,284

LIABILITIES
Due to broker	3,952,383
Payable for investments purchased	2,940,234
Payable for Fund shares redeemed	1,096,052
Investment advisory fees payable	851,943
Payable to related parties	52,732
Distribution (12b-1) fees payable	31,597
Accrued expenses and other liabilities	129,189
TOTAL LIABILITIES	9,054,130
NET ASSETS	$707,139,154

Net Assets Consist Of:
Paid in capital	$748,474,426
Accumulated loss	(41,335,272)
NET ASSETS	$707,139,154

Net Asset Value Per Share:
Class A Shares:
Net Assets	$112,936,552
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,890,035
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.37
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.00

Class C Shares:
Net Assets	$10,636,653
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,029,114
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.34

Class I Shares:
Net Assets	$583,565,949
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	56,219,519
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.38

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

INVESTMENT INCOME
Interest income	$28,356,717
TOTAL INVESTMENT INCOME	28,356,717

EXPENSES
Investment advisory fees	11,927,233
Distribution (12b-1) Fees:
Class A	286,976
Class C	98,105
Administrative services fees	628,371
Third Party Administrative Servicing Fees	410,748
Printing and postage expenses	138,421
Transfer agent fees	129,464
Accounting services fees	107,713
Registration fees	104,484
Custodian fees	94,214
Line of credit interest expense	78,528
Broker margin interest expense	77,369
Professional fees	49,349
Compliance officer fees	38,355
Interest expense for reverse repurchase agreements	26,739
Trustees fees and expenses	17,381
Insurance expense	16,499
Other expenses	96,640
TOTAL EXPENSES	14,326,589
Less: Fees waived by the Adviser	(1,320,975)
NET EXPENSES	13,005,614
NET INVESTMENT INCOME	15,351,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from :
Investments	(12,163,742)
Options Written	445,791
(11,717,951)
Net change in unrealized depreciation on investments	(2,823,789)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(14,541,740)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$809,363

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment income	$15,351,103	$14,499,651
Net realized loss from security transactions	(11,717,951)	(2,770,714)
Net change in unrealized appreciation (depreciation) of investments	(2,823,789)	11,799,444
Net increase in net assets resulting from operations	809,363	23,528,381

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(55,801)	(2,518,164)
Class C	(5,318)	(150,591)
Class I	(288,109)	(11,460,617)
Total distributions paid:
Class A	(5,515,411)	(4,554,568)
Class C	(423,384)	(197,567)
Class I	(26,249,420)	(22,702,118)
Net decrease in net assets resulting from distributions to shareholders	(32,537,443)	(41,583,625)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	62,510,179	157,293,030
Class C	3,889,476	6,335,710
Class I	449,036,143	351,886,466
Net asset value of shares issued in reinvestment of distributions:
Class A	5,442,267	6,876,150
Class C	386,686	315,714
Class I	23,591,236	28,736,976
Payments for shares redeemed:
Class A	(84,744,689)	(81,004,128)
Class C	(2,247,981)	(1,594,914)
Class I	(454,769,443)	(414,376,680)
Net increase in net assets resulting from shares of beneficial interest	3,093,874	54,468,324

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,634,206)	36,413,080

NET ASSETS
Beginning of Year	735,773,360	699,360,280
End of Year	$707,139,154	$735,773,360

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
SHARE ACTIVITY
Class A:
Shares sold	6,068,587	14,174,276
Shares reinvested	544,099	628,272
Shares redeemed	(8,087,089)	(7,335,110)
Net increase (decrease) in shares of beneficial interest outstanding	(1,474,403)	7,467,438

Class C:
Shares sold	380,787	575,881
Shares reinvested	38,870	28,920
Shares redeemed	(217,374)	(145,406)
Net increase in shares of beneficial interest outstanding	202,283	459,395

Class I:
Shares sold	44,232,126	31,764,467
Shares reinvested	2,343,097	2,623,088
Shares redeemed	(44,150,636)	(37,417,260)
Net increase (decrease) in shares of beneficial interest outstanding	2,424,587	(3,029,705)

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
Class A	September 30, 2020		September 30, 2019		September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.98		$11.26		$11.36	$10.64	$10.00
Activity from investment operations:
Net investment income (2)	0.22		0.19		0.26	0.26	0.44
Net realized and unrealized gain (loss) on investments	(0.31)		0.14		0.24	0.92	0.64
Total from investment operations	(0.09)		0.33		0.50	1.18	1.08
Less distributions from:
Net investment income	(0.51)		(0.40)		(0.43)	(0.39)	(0.34)
Return of capital	(0.01)		(0.21)		(0.17)	(0.07)	(0.10)
Total distributions	(0.52)		(0.61)		(0.60)	(0.46)	(0.44)
Net asset value, end of period	$10.37		$10.98		$11.26	$11.36	$10.64
Total return (3)	(0.50)%		3.16%		4.53%	11.29%	10.97	% (6)
Net assets, at end of period (000s)	$112,937		$135,705		$55,124	$66,837	$14,493
Ratio of gross expenses to average net assets (4)	2.40	% (8)	2.35	% (7)	2.33%	2.43%	3.25	% (5)
Ratio of net expenses to average net assets	2.20	% (8)	2.25	% (7)	2.24%	2.24%	2.24	% (5)
Ratio of net investment income to average net assets	2.15%		1.73%		2.27%	2.38%	4.82	% (5)
Portfolio Turnover Rate	11%		29%		34%	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class A shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(8)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
Class C	September 30, 2020		September 30, 2019		September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$10.94		$11.23		$11.36	$10.00
Activity from investment operations:
Net investment income (2)	0.15		0.10		0.16	0.02
Net realized and unrealized gain (loss) on investments	(0.30)		0.15		0.25	1.54
Total from investment operations	(0.15)		0.25		0.41	1.56
Less distributions from:
Net investment income	(0.44)		(0.35)		(0.39)	(0.13)
Return of capital	(0.01)		(0.19)		(0.15)	(0.07)
Total distributions	(0.45)		(0.54)		(0.54)	(0.20)
Net asset value, end of period	$10.34		$10.94		$11.23	$11.36
Total return (3)	(1.15)%		2.30%		3.67%	6.51	% (6)
Net assets, at end of period (000s)	$10,637		$9,046		$4,127	$842
Ratio of gross expenses to average net assets (4)	3.15	% (8)	3.10	% (7)	3.08%	3.18	% (5)
Ratio of net expenses to average net assets	2.95	% (8)	3.00	% (7)	2.99%	2.99	% (5)
Ratio of net investment income to average net assets	1.39%		0.95%		1.40%	0.41	% (5)
Portfolio Turnover Rate	11%		29%		34%	10	% (6)

(1)	The Deer Park Total Return Credit Fund Class C shares commenced operations on April 6, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(8)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
Class I	September 30, 2020		September 30, 2019		September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.99		$11.26		$11.37	$10.65	$10.00
Activity from investment operations:
Net investment income (2)	0.25		0.23		0.28	0.29	0.49
Net realized and unrealized gain (loss) on investments	(0.31)		0.14		0.24	0.91	0.62
Total from investment operations	(0.06)		0.37		0.52	1.20	1.11
Less distributions from:
Net investment income	(0.54)		(0.42)		(0.46)	(0.41)	(0.35)
Return of capital	(0.01)		(0.22)		(0.17)	(0.07)	(0.11)
Total distributions	(0.55)		(0.64)		(0.63)	(0.48)	(0.46)
Net asset value, end of period	$10.38		$10.99		$11.26	$11.37	$10.65
Total return (3)	(0.24)%		3.40%		4.70%	11.51%	11.32	% (6)
Net assets, at end of period (000s)	$583,566		$591,022		$640,110	$307,380	$33,655
Ratio of gross expenses to average net assets (4)	2.15	% (8)	2.10	% (7)	2.08%	2.18%	3.00	% (5)
Ratio of net expenses to average net assets	1.95	% (8)	2.00	% (7)	1.99%	1.99%	1.99	% (5)
Ratio of net investment income to average net assets	2.43%		2.04%		2.49%	2.64%	5.07	% (5)
Portfolio Turnover Rate	11%		29%		34%	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class I shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(8)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund commenced operations on October 16, 2015.

The Fund currently offers Class A shares, Class C shares and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser are unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities	$—	$18,408,791	$—	$18,408,791
Non-Agency Residential Mortgage Backed Securities	—	610,068,814	408,196	610,477,010
U.S. Treasury Bonds	—	48,628,870	—	48,628,870
Short-Term Investments	35,891,659	—	—	35,891,659
Total	$35,891,659	$677,106,475	$408,196	$713,406,330

*	See Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Non-Agency Residential
Mortgage Backed
Securities
Beginning Value	$379,600
Total realized gain (loss)	—
Appreciation (Depreciation)	28,596
Purchases	—
Proceeds from Sales	—
Net transfers in/out of level 3	—
Ending Value	$408,196

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2020, are as follows:

	Fair Value at	Valuation
	September 30, 2020	Technique	Unobservable Inputs
Deer Park Total Return Credit Fund

Non-Agency Residential Mortgage Backed Securities

Long Beach Mortgage Loan Trust 2001-2	$408,196	Expected payouts from defaulted tranches	Expected future cash payments

Interest Only Securities – The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Option Transactions – The Fund is subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Fund to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended September 30, 2020, the Fund had realized gains of $445,791 from options written contracts as disclosed on the Statement of Operations.

There were no derivative instruments outstanding as of September 30, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

As of September 30, 2020, the net change in unrealized appreciation on option written contracts was $0

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Credit Facility – Effective July 14, 2016, the Fund entered into a revolving, uncommitted $50,000,000 line of credit with Union Bank (the “Revolving Credit Agreement”) which expired on September 28, 2020. Effective September 29, 2020, the Fund entered into a third amended and restated loan agreement, dated March 26, 2020, with a $72,000,000 line credit. Borrowings under the Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period September 30, 2019 through September 30, 2020, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $72,000,000; (b) 20% of the gross market value of the Fund.

For the year ended September 30, 2020, the interest expense was $78,528 for the Fund. There was an outstanding balance of $0 as of September 30, 2020. The average borrowings for the Fund for the period the line was drawn, September 30, 2019 through September 30, 2020, was $15,765,957 at an average borrowing rate of 4.30%. At September 30, 2020, the maximum borrowing interest rate was 4.75%.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open September 30, 2017 through September 30, 2019 tax years, or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk would exist if that part of the Fund’s cash were held at the broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Mortgage-backed and Asset Back Securities Risk – The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates.

Libor Risk – Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $176,686,785 and $127,283,291, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. For the year ended September 30, 2020, the Fund incurred $11,927,233 in advisory fees of which $851,943 is payable as of September 30, 2020 and included in the Statement of Assets and Liabilities under the Liabilities section.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))), not incurred in the ordinary course of the Fund’s business) do not exceed 2.14% per annum of Class A

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

average daily net assets, 2.89% per annum of Class C average daily net assets, and 1.89% per annum of Class I average daily net assets (the “expense limitation”). Prior to December 22, 2019, expenses incurred by the Fund were not allowed to exceed 2.24% per annum of Class A average daily net assets, 2.99% per annum of Class C average daily net assets, and 1.99% per annum of Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time.

For the year ended September 30, 2020, the Adviser waived fees of $1,320,975 pursuant to the Waiver Agreement.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2021	9/30/2022	9/30/2023
$480,246	$756,882	$1,320,975

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2020, the Fund paid $286,976 and $98,105 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2020, the Distributor received $182,160 from front-end sales charges of which $27,357 was retained by the principal underwriter or other affiliated broker-dealers.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Transaction involving securities repurchase agreements are treated as collateralized borrowings and are recorded at their contracted amounts which approximated fair value. In addition, interest is included in interest payable.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

For the year ended September 30, 2020, the Fund did not enter into any repurchase financing transactions contemporaneously with the initial purchase of a security from the same counterparty, which are considered to be secured borrowings. As of September 30, 2020, there were no reverse repurchasing agreements held by the Fund.

6.	OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre- arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2020, the Fund held no instruments that were subject to offsetting on the Statement of Assets and Liabilities.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$32,188,215	$27,454,256
Long-Term Capital Gain	—	—
Return of Capital	349,228	14,129,369
	$32,537,443	$41,583,625

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(22,275,503)	$(51,227,109)	$—	$32,167,340	$(41,335,272)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $22,275,503.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

At September 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

			Capital Loss
Non-Expiring	Non-Expiring		Carryforward
Short-Term	Long-Term	Total	Limitation
$20,351,848	$5,036,371	$25,388,219	$25,838,890

As a result of the acquisition of another Fund, $8,391,584 and $17,447,306 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years. This amount is subject to an annual limitation of $112,216 under tax rules.

Permanent book and tax differences, primarily attributable to tax adjustments for non-deductible expenses, resulted in reclassifications for the year ended September 30, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(52,707)	$52,707

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$681,238,990	$54,844,625	$(22,677,285)	$32,167,340

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Deer Park Total Return Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2020, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 30, 2020

Deer Park Total Return Credit Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” Expenses in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/20	9/30/20	4/1/20 – 9/30/20	4/1/20 – 9/30/20
Class A	$1,000.00	$1,153.10	$11.69	2.17%
Class C	1,000.00	1,149.50	15.69	2.92
Class I	1,000.00	1,154.40	10.36	1.92

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/20	9/30/20	4/1/20 – 9/30/20	4/1/20 – 9/30/20
Class A	$1,000.00	$1,014.14	$10.93	2.17%
Class C	1,000.00	1,010.41	14.67	2.92
Class I	1,000.00	1,015.39	9.69	1.92

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Princeton Fund Advisors, LLC Adviser to Deer Park Total Return Credit Fund (“Deer Park Total” or the “Fund”)*

In connection with the regular meeting held on September 23-25, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton” or the “Adviser”) and the Trust, with respect to the Deer Park Total. In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton was founded in 2011 and had $900 million in assets under management and approximately $2.3 billion in assets under management with affiliates as of June 30, 2020. The Trustees noted that the Adviser pursued and evaluated alternative asset managers and strategies to determine whether such strategies could be modified for a mutual fund or other registered investment vehicles. They reviewed the background information on the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s varied financial industry experience. The Trustees noted that the Adviser performed on-going due diligence of the sub-adviser and maintained the Fund’s strategy specific security, weighting, and liquidity characteristics. They commented that the Adviser had regular communications with the sub-adviser and reviewed Deer Park Total’s performance, attributions, underlying investment allocations, diversification, liquidity compliance, and other risk characteristics. The Trustees noted that the Adviser reported no material compliance or litigation issues since the last renewal of the Advisory Agreement. The Trustees commented that the Adviser indicated that they have been working remotely and operating effectively since the outbreak of COVID-19. The Trustees concluded that the nature, extent and quality of the service provided were consistent with the Trustees’ expectations.

Performance.

Deer Park Total. The Trustees noted that the Fund received a three-star Morningstar rating and had approximately $620 million in assets for the period ended June 30, 2020. The Trustees noted that since the Fund’s inception it returned an annual rate of return of 5.3% and ranked second out of twelve funds in its peer group and fifth out of sixty eights funds in its Morningstar category. They noted the Fund outperformed the Fund’s peer median group for the one-year and three-year periods however underperformed the Fund’s Morningstar category median for the same periods. The Trustees agreed with the Adviser’s explanation that the underperformance was attributed to the underperforming credit markets and Federal Reserve actions with respect to selective bond markets. The Trustees

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

discussed the Adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s portfolio, risk tolerance and liquidity. After further discussion, the Trustees concluded that the Adviser was managing the Fund in accordance with its stated objective.

Fees and Expenses.

Deer Park Total. The Trustees considered the advisory fee of 1.84%, noting that it was higher than both its peer group median and its Morningstar category median, representing the highest in the category. The Trustees discussed the Fund’s net expense ratio of 1.93%, noting that it was higher than its peer group median and its Morningstar category median, also the highest in the category. They discussed the Adviser’s justification for the higher fee noting that the Adviser believed that the fee was reasonable because of the strength of the advisory and sub-advisory teams and the uniqueness of the Fund’s strategy. The Trustees noted that the Adviser disagreed with the Fund’s peer group and Morningstar category and believed that incorrect classification resulted in the Fund’s fees and expenses appearing high by comparison. The Trustees recommended that the Adviser work with management and Broadridge to provide what it viewed as a more representative peer group for next year’s 15c report. The Trustees noted that the Fund had an expense limitation in place and that the Adviser intended to renew the expense limitation agreement. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the Adviser’s profitability analysis, noting that the Adviser realized a profit in terms of actual dollars and percentage of revenue in connection with its relationship with the Fund. The Trustees acknowledged the effort required to maintain and manage the Fund’s investment program and determined the Adviser’s profits were not excessive with respect to the Fund.

Economies of Scale. The Trustees considered whether the Adviser had achieved economies of scale with respect to the Fund. They noted the Adviser’s belief that the Fund has capacity constraints at relatively low asset levels, which will limit the Adviser’s opportunities. They agreed that the expense limitation agreement had provided the benefits of scale to shareholders prior to reaching the necessary asset levels. The Trustees reviewed current asset levels and concluded that the Fund had not attained an asset level at which the Adviser appeared to have achieved meaningful economies in managing the Fund, despite the breakpoints in the Deer Park Total sub-advisory fee, and determined to revisit the matter if circumstances change.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable, and that renewal of the agreement with Princeton was in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Deer Park Road Management, LP Sub-Adviser to Deer Park Total Return Fund*

In connection with the regular meeting held on September 23-25, 2020 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC and Deer Park Road Management Company, L.P. (“Deer Park”), with respect to the Deer Park Total Return Credit Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that sub-adviser was founded in 2003 and had approximately $3 billion in assets under management and specialized in providing portfolio management and structured credit analysis to high net worth individuals and institutional investors. The Trustees reviewed the background information of the key investment personnel who were responsible for providing sub-advisory services to the Fund, taking into consideration their education and experience with hedge fund management. They acknowledged that the sub-adviser had recently entered into a settlement with the SEC regarding the alleged undervaluation of residential mortgage backed securities and the sub-adviser hired a new chief compliance officer to assist with the implementation of revised valuation procedures. The Trustees noted that the sub-adviser used a fundamental research approach to identify and select mortgage-backed and asset-backed securities that the sub-adviser believed were deeply discounted, had shorter durations and displayed the ability to generate a high cash flow. The Trustees noted that the sub-adviser uses modeling software to monitor the Fund’s portfolio and adhere to the Fund’s investment limitations. The Trustees noted that the sub-adviser selected broker-dealers based on its evaluation of the broker’s ability to meet certain best execution standards including reasonable trading costs and other quality of service factors. The Trusteed noted that the sub-adviser provided deep research and sufficient resources to support the investment process and the Fund. The Trustees concluded that the sub-adviser was expected to continue providing quality service to the Fund. Based on the information provided, including the adviser’s satisfaction with the services of the sub-adviser, the Trustees concluded that the nature, extent and quality of the service provided were acceptable.

Performance. The Trustees noted that the Fund’s investment objective was to seek income and capital appreciation and the Fund received a three-star ranked Morningstar rating. They further noted that the Fund’s assets had decreased over the prior year. The Trustees considered the Fund’s performance, commenting that the Fund outperformed its peer group median, Morningstar category median, and benchmark over the since inception period. They acknowledged that the Fund outperformed its peer group median over the one-year and three-year periods but trailed its Morningstar category median

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

for the same periods. The Trustees reviewed the sub-adviser’s explanation for the underperformance, noting that the sub-adviser attributed the slight underperformance over the one-year and three-year periods to volatility during the first quarter of 2020 and an isolated market event that occurred during the fourth quarter of 2018. They agreed that the sub-adviser’s performance was acceptable.

Fees and Expenses. The Trustees noted that the sub-adviser received a sub-advisory fee based on net advisory fees after certain expenses, with breakpoints at various asset levels, which was paid by the adviser out of its advisory fee. The Trustees noted that the sub-adviser compared the Fund’s sub-advisory fee to the fees paid to the sub-adviser for managing private funds. They acknowledged that the Fund’s sub-advisory was less than the basis point sub-advisory fee paid by one private fund, and difficult to compare to those paying a performance fee. After discussion, the Trustees concluded the sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser, acknowledging that the sub-adviser received a solid profit in terms of actual dollars and percentage of revenue earned. They further noted that they agreed that with the sub-adviser’s assertion that the profits were reasonable based on the amount of research and intensive analysis required to select the Fund’s investments. After further discussion, the Trustees concluded that the sub-adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the breakpoints in the sub-advisory fee.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that renewal of the Sub-Advisory Agreement with Deer Park was in the best interests of the Fund and its shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/20 – NLFT_v1

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer, Northern Lights Compliance Services, LLC (2007-2010), Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2020, the Trust was comprised of 71 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISER
Deer Park Road Management Company, LP
1195 Bangtail Way
Steamboat Springs, CO 80487

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $28,750

2019 - $28,000

(b)	Audit-Related Fees

2020 – None

2019 – None

(b)	Tax Fees

2020 - $3,900

2019 - $3,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2020 – None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,900

2018 - $3,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/08/20